UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — September 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

November 7, 2018

Dear Fellow Shareholder:

Global financial markets met with increased challenges as we entered the final quarter of 2018. After rising to record highs in the summer, U.S. stocks declined in October as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Fortunately, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The three portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Dynamic Asset Allocation Growth Fund

Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

In addition to Jason, your fund’s portfolio managers are James A. Fetch and Robert J. Schoen.

What was the market environment during the annual reporting period ended September 30, 2018?

Stock markets around the world advanced during the reporting period, though not without a few bouts of volatility from trade conflicts and geopolitical concerns. However, steady global growth and corporate earnings remained a positive backdrop for equity markets. A more hawkish-sounding U.S. Federal Reserve, trade-war jitters, and global political risks were not enough to dampen gains in international and U.S. equities during the trailing 12 months.

In the United States, both the Dow Jones Industrial Average and the S&P 500 Index have now advanced in 11 of the past 12 quarters, and the Nasdaq marked its ninth consecutive quarterly gain. In the reporting period, stocks were lifted by strong economic growth and positive corporate earnings. The broad S&P 500 rose 17.9%, and international stocks as measured by the MSCI EAFE Index [ND] returned 2.74% for the year. Markets experienced some bouts of downward pressure, particularly in February and March of 2018, but volatility generally remained low.

Dynamic Asset Allocation Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Growth Fund

The U.S. economy remained healthy. The economy has continued to add jobs, and wages have been rising. The unemployment rate fell to 3.7% in September 2018, the lowest level since December 1969. Real U.S. gross domestic product increased at an annual rate of 4.2% in the second quarter, its best performance in nearly four years, and a gauge of consumer sentiment also reached new highs.

The dollar surged after the Fed raised rates three times this year and signaled that it is on track to hike one more time in 2018. The September interest-rate increase took the federal funds rate to a range of 2% to 2.25%, and it is the eighth increase since the Fed began normalizing policy in December 2015. Across the Atlantic, the European Central Bank [ECB] confirmed that it will cut bond-buying in half in October 2018 and anticipates that new purchases will be halted by the end of the year. We expect that these moves will start the ECB on a tightening path like the Fed.

How did bond markets perform?

Short-term interest rates continued to increase steadily during the past 12 months. The yield on the two-year U.S. Treasury bill traded above 2.8%, and the benchmark 10-year Treasury yield rose steadily to above the psychologically important 3% level in the final two weeks of the reporting period. As mentioned, the Fed raised short-term rates at the end of September, the third hike this year, and officials have penciled in another hike by the end of the year. A tightening labor market and an improving outlook for wage gains also drove bond yields higher. High-yield bonds gained during the period, and spreads remained tight thanks to steady risk appetite from investors, though emerging-market debt came under pressure due to higher U.S. rates and a strong dollar. The Bloomberg Barclays U.S. Aggregate Bond Index finished slightly lower over these 12 months, with the steady move higher in interest rates causing negative total return.

How did Putnam Dynamic Asset Allocation Growth Fund perform during the fiscal year?

Class A shares of the fund returned 9.85% over the trailing 12 months. Performance was slightly below the strategy’s custom benchmark, the Putnam Growth Blended Benchmark, which contains both stocks and bonds. However, it more significantly underperformed the all-equity Russell 3000 Index, a broad index of U.S. stocks.

What strategies contributed to performance?

Relative to the custom benchmark, our asset allocation strategies during the year were a small positive. We maintained a slightly overweight tactical position in equities relative to the custom benchmark allocations and held an out-of-benchmark position in commodities. Those positions were net positive contributors owing to the strength in equity markets and the rally in oil prices. Our slightly underweight position in high-yield fixed-income securities was a small detractor.

What strategies had an adverse impact?

Security selection was a very slight detractor during the period. Our U.S. large-cap stocks underperformed the broad market as represented by the Russell 3000 Index, which resulted in a negative security selection impact. An active currency strategy, where we take positions in major currencies that we feel are over- or undervalued, also detracted over these 12 months. Some of this selection weakness was balanced by strategic global macro positions, which performed well and helped result in near-benchmark returns, with respect to the custom benchmark, overall.

Dynamic Asset Allocation Growth Fund 7

What is the outlook for the next year?

This year is turning out to be more mixed than was 2017. Global growth prospects are expected to remain relatively stable for the remainder of 2018 and into next year. We believe the U.S. economy is poised to expand further this year given indicators for consumer spending, corporate investment, and government fiscal stimulus. The labor market data generally remains strong, with some unemployment indicators at their lowest levels in 50 years. Meanwhile, U.S. inflation remains benign. However, concerns about an escalation in the trade wars between the United States and other major economies continue to plague markets around the world.

Despite strong underlying fundamentals, stocks may be affected by continued trade tensions, the trajectory of U.S. interest rates, and geopolitical risks. At the September 2018 rate meeting, the Fed raised its projection for economic growth for this year and next and provided a road map of what lies ahead through 2021. Along with the rate increase, the Federal Open Market Committee continued to project one more hike before the end of the year and three in 2019. The federal funds rate serves as the baseline for multiple forms of consumer debt as well as savings accounts and CD rates.

In terms of our investment strategies, we recently reduced our equities exposure to neutral. We are concerned that the markets are shrugging off risks from trade policies and tariffs. In addition, companies are operating at near peak margins, and the bar may set excessive expectations for 2019 company earnings. In credit, while fundamentals appear fair, high-yield bond spreads remain near 2018 tights, skewing potential outcomes to the negative. For commodities, we are maintaining a slightly bullish outlook for the asset class as a whole, although we have reduced our exposure from earlier in the year.

We expect bond yields in the United States and globally to continue rising over the next few years. However, we expect that we will increase our exposure over the short term if we believe that U.S. rates are rising too quickly. There is potential for Fed rate hikes to pressure risky assets, specifically U.S. equities, and drive

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

people to the safety of Treasuries. Bond yields may also dip and prices rise if the weakness in emerging-market assets prompts investors to reduce their appetite for riskier assets, or if U.S. economic data are weaker than anticipated.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/8/94)
Before sales charge	7.98%	152.87%	9.72%	58.94%	9.71%	40.83%	12.09%	9.85%
After sales charge	7.72	138.33	9.07	49.80	8.42	32.74	9.90	3.53
Class B (2/16/94)
Before CDSC	7.72	138.55	9.08	53.08	8.89	37.72	11.26	9.06
After CDSC	7.72	138.55	9.08	51.08	8.60	34.72	10.44	4.09
Class C (9/1/94)
Before CDSC	7.63	134.82	8.91	53.16	8.90	37.68	11.25	9.06
After CDSC	7.63	134.82	8.91	53.16	8.90	37.68	11.25	8.07
Class M (2/3/95)
Before sales charge	7.44	140.60	9.18	54.99	9.16	38.66	11.51	9.33
After sales charge	7.28	132.18	8.79	49.56	8.38	33.81	10.19	5.50
Class P (8/31/16)
Net asset value	8.26	159.73	10.02	61.53	10.06	42.33	12.49	10.34
Class R (1/21/03)
Net asset value	7.70	146.32	9.43	57.02	9.44	39.76	11.80	9.59
Class R5 (7/2/12)
Net asset value	8.25	158.99	9.98	61.03	10.00	41.94	12.38	10.13
Class R6 (7/2/12)
Net asset value	8.28	160.72	10.06	61.93	10.12	42.47	12.52	10.30
Class Y (7/14/94)
Net asset value	8.24	158.81	9.98	60.95	9.99	41.82	12.35	10.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees

10 Dynamic Asset Allocation Growth Fund

are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.81%	210.82%	12.01%	88.02%	13.46%	60.46%	17.07%	17.58%
Putnam Growth Blended
Benchmark*	—†	149.24	9.56	58.05	9.59	43.82	12.88	10.74
Lipper Mixed-Asset Target
Allocation Growth Funds	7.52	114.33	7.86	43.89	7.50	32.79	9.89	7.85
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/18, there were 497, 451, 412, 316, and 45 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $23,855 and $23,482, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $23,218. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $25,973, $24,632, $25,899, $26,072, and $25,881, respectively.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Dynamic Asset Allocation Growth Fund 11

Fund price and distribution information For the 12-month period ended 9/30/18

									Class	Class
Distributions	Class A		Class B Class C		Class M		Class P	Class R	R5	R6	Class Y
Number	1		1	1	1		1	1	1	1	1
Income	$0.325		$0.180	$0.214	$0.222		$0.398	$0.298	$0.390	$0.392	$0.372
Capital gains
Long-term
gains	0.824		0.824	0.824	0.824		0.824	0.824	0.824	0.824	0.824
Short-term
gains	0.593		0.593	0.593	0.593		0.593	0.593	0.593	0.593	0.593
Total	$1.742		$1.597	$1.631	$1.639		$1.815	$1.715	$1.807	$1.809	$1.789
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/17	$17.83	$18.92	$17.37	$16.78	$17.38	$18.01	$18.07	$17.45	$18.04	$18.07	$18.03
9/30/18	17.77	18.85	17.29	16.61	17.30	17.93	18.04	17.34	17.98	18.04	17.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/17	1.09%	1.84%	1.84%	1.59%	0.68%	1.34%	0.82%	0.72%	0.84%
Annualized expense ratio for the
six-month period ended 9/30/18*	1.07%	1.82%	1.82%	1.57%	0.66%	1.32%	0.80%	0.70%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Dynamic Asset Allocation Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/18 to 9/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.53	$9.38	$9.38	$8.10	$3.41	$6.81	$4.13	$3.62	$4.24
Ending value (after expenses)	$1,060.30	$1,056.20	$1,056.60	$1,057.50	$1,062.40	$1,058.60	$1,061.40 >	$1,062.40	$1,061.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/18, use the following calculation method. To find the value of your investment on 4/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.42	$9.20	$9.20	$7.94	$3.35	$6.68	$4.05	$3.55	$4.15
Ending value (after expenses)	$1,019.70	$1,015.94	$1,015.94	$1,017.20	$1,021.76	$1,018.45	$1,021.06	$1,021.56	$1,020.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government

14 Dynamic Asset Allocation Growth Fund

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in

Dynamic Asset Allocation Growth Fund 15

connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Growth Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions

18 Dynamic Asset Allocation Growth Fund

may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

Dynamic Asset Allocation Growth Fund 19

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

20 Dynamic Asset Allocation Growth Fund

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the one-year, three-year and five-year periods ended December 31, 2017, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2017, there were 495, 445 and 421 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Growth Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 23

The fund’s portfolio 9/30/18

COMMON STOCKS (68.0%)*	Shares	Value
Banking (5.4%)
ABN AMRO Group NV GDR (Netherlands)	162,488	$4,424,001
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	728,054	1,571,867
Bank of Montreal (Canada)	7,965	656,982
BB&T Corp.	761	36,939
Canadian Imperial Bank of Commerce (Canada)	6,575	616,090
Capital One Financial Corp.	72,700	6,901,411
China Construction Bank Corp. (China)	2,961,000	2,587,166
Citigroup, Inc.	432,100	30,998,854
Credicorp, Ltd. (Peru)	6,639	1,481,028
DNB ASA (Norway)	196,007	4,124,245
Fifth Third Bancorp	204,300	5,704,056
First Abu Dhabi Bank PJSC (United Arab Emirates)	232,119	903,703
First Hawaiian, Inc.	35,800	972,328
Gentera SAB de CV (Mexico)	1,827,800	1,848,897
Grupo Financiero Banorte SAB de CV (Mexico)	223,400	1,616,111
Hang Seng Bank, Ltd. (Hong Kong)	140,300	3,810,226
HDFC Bank, Ltd. (India)	61,777	1,709,584
HSBC Holdings PLC (United Kingdom)	97,107	847,761
Itau Unibanco Holding SA ADR (Preference) (Brazil) †	233,193	2,560,459
Japan Post Bank Co., Ltd. (Japan)	38,200	451,528
JPMorgan Chase & Co.	371,819	41,956,056
Lloyds Banking Group PLC (United Kingdom)	1,292,942	998,830
Mediobanca Banca di Credito Finanziario SpA (Italy)	42,987	429,426
Mizuho Financial Group, Inc. (Japan)	2,853,400	4,977,503
National Bank of Canada (Canada)	11,178	558,273
Northern Trust Corp.	24,600	2,512,398
PNC Financial Services Group, Inc. (The)	5,672	772,470
Popular, Inc. (Puerto Rico)	17,400	891,750
Regions Financial Corp.	426,900	7,833,615
Resona Holdings, Inc. (Japan)	758,100	4,258,891
Sberbank of Russia PJSC ADR (Russia)	80,514	1,020,918
Sumitomo Mitsui Financial Group, Inc. (Japan)	136,300	5,501,424
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,900	1,395,145
SunTrust Banks, Inc.	4,600	307,234
Swedbank AB Class A (Sweden)	172,717	4,281,292
Synovus Financial Corp.	24,200	1,108,118
Toronto-Dominion Bank (Canada)	7,524	457,213
U.S. Bancorp	151,938	8,023,846
United Overseas Bank, Ltd. (Singapore)	121,000	2,396,898
		163,504,536
Basic materials (3.1%)
Air Products & Chemicals, Inc.	27,900	4,660,695
Anglo American PLC (United Kingdom)	176,971	3,974,342
ArcelorMittal SA (France)	154,015	4,792,354
Arkema SA (France)	21,770	2,696,957
BASF SE (Germany)	50,820	4,516,801
BHP Billiton, Ltd. (Australia)	67,804	1,697,289
BlueScope Steel, Ltd. (Australia)	295,196	3,623,233

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Basic materials cont.
Boliden AB (Sweden)	36,744	$1,024,916
Cabot Corp.	17,300	1,085,056
Celanese Corp.	28,300	3,226,200
China National Building Material Co., Ltd. (China)	782,000	694,259
China Oriental Group Co., Ltd. (China)	990,000	799,249
China State Construction International Holdings, Ltd. (China)	1,406,000	1,485,322
CIMIC Group, Ltd. (Australia)	26,927	999,680
Covestro AG (Germany)	55,875	4,532,076
CTCI Corp. (Taiwan)	887,000	1,426,381
Domtar Corp.	25,400	1,325,118
Evonik Industries AG (Germany)	76,668	2,746,126
Formosa Plastics Corp. (Taiwan)	357,000	1,367,995
HOCHTIEF AG (Germany)	4,418	732,496
Huntsman Corp.	138,600	3,774,078
Indorama Ventures PCL (Foreign depositary shares) (Thailand)	963,800	1,758,324
Mexichem SAB de CV (Mexico)	370,000	1,266,747
Mitsubishi Chemical Holdings Corp. (Japan)	242,800	2,323,931
Mitsubishi Gas Chemical Co., Inc. (Japan)	44,400	945,288
Newmont Mining Corp.	122,500	3,699,500
Packaging Corp. of America	37,200	4,080,468
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	678,300	1,534,104
Rio Tinto PLC (United Kingdom)	123,741	6,257,822
Royal Gold, Inc.	12,100	932,426
Sasol, Ltd. (South Africa)	62,899	2,435,364
Sealed Air Corp.	22,100	887,315
Sherwin-Williams Co. (The)	696	316,826
Skipper, Ltd. (India)	425,342	582,652
South32, Ltd. (Australia)	137,147	388,616
Suzano Papel e Celulose SA (Brazil)	78,181	930,765
Taisei Corp. (Japan)	58,500	2,667,048
Univar, Inc. †	25,100	769,566
UPM-Kymmene OYJ (Finland)	67,170	2,635,986
Vale SA ADR (Brazil)	130,708	1,939,707
W.R. Grace & Co.	31,700	2,265,282
West China Cement, Ltd. (China)	3,486,000	654,598
Weyerhaeuser Co. R	116,100	3,746,547
		94,199,505
Capital goods (4.9%)
ACS Actividades de Construccion y Servicios SA (Spain)	79,554	3,387,993
AECOM †	31,800	1,038,588
Allison Transmission Holdings, Inc.	85,500	4,446,855
Avery Dennison Corp.	32,900	3,564,715
BAE Systems PLC (United Kingdom)	67,511	554,185
Berry Plastics Group, Inc. †	57,592	2,786,877
Boeing Co. (The)	84,200	31,313,980
BWX Technologies, Inc.	30,800	1,926,232
CAE, Inc. (Canada)	4,495	91,247
Clean TeQ Holdings, Ltd. (Australia) †	2,683,001	1,056,977
Crown Holdings, Inc. †	8,219	394,512

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (68.0%)* cont.	Shares	Value
Capital goods cont.
Cummins, Inc.	52,000	$7,595,640
Dassault Aviation SA (France)	310	573,721
Faurecia SA (France)	60,193	3,622,948
Gardner Denver Holdings, Inc. †	34,700	983,398
General Dynamics Corp.	2,343	479,659
HD Supply Holdings, Inc. †	35,500	1,519,045
Hitachi, Ltd. (Japan)	147,400	5,007,604
Honeywell International, Inc.	74,723	12,433,907
Huntington Ingalls Industries, Inc.	342	87,579
Ingersoll-Rand PLC	70,100	7,171,230
KEI Industries, Ltd. (India)	221,534	1,097,127
L3 Technologies, Inc.	5,086	1,081,386
Lockheed Martin Corp.	25,300	8,752,788
MAN SE (Germany)	4,476	486,686
Northrop Grumman Corp.	39,874	12,654,811
Pentair PLC	52,200	2,262,870
Raytheon Co.	39,685	8,201,302
Republic Services, Inc.	36,500	2,652,090
Safran SA (France)	2,324	325,683
Sandvik AB (Sweden)	264,925	4,702,379
Singapore Technologies Engineering, Ltd. (Singapore)	202,200	526,559
SKF AB Class B (Sweden)	103,875	2,049,472
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	221,000	1,614,090
Teledyne Technologies, Inc. †	3,900	962,052
Tervita Corp. (Canada) †	179	1,235
Vinci SA (France)	41,547	3,956,494
WABCO Holdings, Inc. †	12,200	1,438,868
Waste Management, Inc.	65,700	5,936,652
		148,739,436
Communication services (1.8%)
Advanced Info Service PCL (Thailand)	213,200	1,325,083
ARRIS International PLC †	38,033	988,478
AT&T, Inc.	13,446	451,517
BT Group PLC (United Kingdom)	143,314	420,850
China Mobile, Ltd. (China)	224,500	2,212,494
KDDI Corp. (Japan)	196,900	5,439,791
Megacable Holdings SAB de CV (Units) (Mexico)	325,654	1,679,431
Millicom International Cellular SA SDR (Sweden)	2,643	151,816
Nippon Telegraph & Telephone Corp. (Japan)	104,600	4,724,583
NTT DoCoMo, Inc. (Japan)	122,800	3,301,831
Swisscom AG (Switzerland)	3,249	1,474,531
Verizon Communications, Inc.	588,910	31,441,905
Zayo Group Holdings, Inc. †	4,465	155,025
		53,767,335
Communications equipment (1.1%)
Avaya Holdings Corp. †	10,971	242,898
Cisco Systems, Inc.	671,465	32,666,772
Harris Corp.	2,642	447,053
		33,356,723

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Computers (2.6%)
Amadeus IT Holding SA Class A (Spain)	54,126	$5,028,698
Apple, Inc.	153,286	34,602,781
CDK Global, Inc.	3,100	193,936
CGI Group, Inc. Class A (Canada) †	988	63,702
Check Point Software Technologies, Ltd. (Israel) †	12,362	1,454,637
Douzone Bizon Co., Ltd. (South Korea)	16,851	928,191
Fortinet, Inc. †	90,700	8,368,889
Fujitsu, Ltd. (Japan)	1,900	135,385
HP, Inc.	319,556	8,234,958
MSCI, Inc.	15,800	2,803,078
NetApp, Inc.	116,296	9,988,663
Nuance Communications, Inc. †	120,000	2,078,400
Otsuka Corp. (Japan)	11,000	410,491
Synopsys, Inc. †	37,918	3,739,094
		78,030,903
Conglomerates (0.4%)
AMETEK, Inc.	42,000	3,323,040
Danaher Corp.	8,598	934,259
Marubeni Corp. (Japan)	448,500	4,105,263
Mitsui & Co., Ltd. (Japan)	232,400	4,132,760
		12,495,322
Consumer cyclicals (9.4%)
ABC-Mart, Inc. (Japan)	22,100	1,229,291
Amazon.com, Inc. †	12,767	25,572,301
Aramark	1,300	55,926
Aristocrat Leisure, Ltd. (Australia)	33,638	691,525
Automatic Data Processing, Inc.	56,200	8,467,092
Berkeley Group Holdings PLC (The) (United Kingdom)	17,272	828,229
Booking Holdings, Inc. †	118	234,112
Booz Allen Hamilton Holding Corp.	49,500	2,456,685
Brilliance China Automotive Holdings, Ltd. (China)	1,148,000	1,856,544
Caesars Entertainment Corp. †	5,084	52,111
Carnival Corp.	108,900	6,944,553
Crown, Ltd. (Australia)	143,179	1,416,873
Dai Nippon Printing Co., Ltd. (Japan)	23,300	541,794
Daimler AG (Registered Shares) (Germany)	4,205	265,349
Dollar General Corp.	32,100	3,508,530
Dollar Tree, Inc. †	25,100	2,046,905
Ecolab, Inc.	1,200	188,136
Erajaya Swasembada Tbk PT (Indonesia)	4,886,400	786,992
Extended Stay America, Inc. (Units)	83,700	1,693,251
Fiat Chrysler Automobiles NV (Italy) †	162,297	2,853,660
FleetCor Technologies, Inc. †	21,200	4,830,208
Ford Motor Co.	897,007	8,297,315
Fu Shou Yuan International Group, Ltd. (China)	831,000	648,593
Galaxy Entertainment Group, Ltd. (Hong Kong)	559,000	3,545,364
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	2	2
Hermes International (France)	7,879	5,219,801

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (68.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Hilton Worldwide Holdings, Inc.	69,000	$5,573,820
Home Depot, Inc. (The)	140,081	29,017,779
Hyatt Hotels Corp. Class A	23,968	1,907,613
InterContinental Hotels Group PLC (United Kingdom)	2,079	129,527
ISS A/S (Denmark)	3,164	111,330
JNBY Design, Ltd. (China)	637,000	1,129,428
John Wiley & Sons, Inc. Class A	626	37,936
KAR Auction Services, Inc.	42,500	2,536,825
Kering SA (France)	2,592	1,389,460
Kimberly-Clark Corp.	5,709	648,771
Kingfisher PLC (United Kingdom)	105,138	353,555
Las Vegas Sands Corp.	83,300	4,942,189
Liberty SiriusXM Group Class A †	27,000	1,172,880
Localiza Rent a Car SA (Brazil)	213,589	1,203,192
Lowe’s Cos., Inc.	7,856	902,026
lululemon athletica, Inc. (Canada) †	56,700	9,213,183
Madison Square Garden Co. (The) Class A †	5,500	1,734,260
Marriott International, Inc./MD Class A	300	39,609
Mastercard, Inc. Class A	22,800	5,075,508
Mazda Motor Corp. (Japan)	37,300	447,784
MGM China Holdings, Ltd. (Hong Kong)	829,200	1,313,442
Michael Kors Holdings, Ltd. †	92,789	6,361,614
Moncler SpA (Italy)	56,857	2,449,114
Namco Bandai Holdings, Inc. (Japan)	15,500	602,293
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	94,696	1,249,040
Next PLC (United Kingdom)	6,340	454,000
Nissan Motor Co., Ltd. (Japan)	54,200	507,320
Owens Corning	54,800	2,973,996
Pearson PLC (United Kingdom)	191,610	2,222,726
Peugeot SA (France)	157,348	4,243,865
Poya International Co., Ltd. (Taiwan)	101,820	927,061
ProSiebenSat.1 Media SE (Germany)	97,362	2,528,754
PVH Corp.	48,883	7,058,705
Ralph Lauren Corp.	11,700	1,609,335
Randstad Holding NV (Netherlands)	21,186	1,131,017
Ross Stores, Inc.	104,998	10,405,302
Royal Caribbean Cruises, Ltd.	60,100	7,809,394
RTL Group SA (Belgium)	12,694	905,673
Scotts Miracle-Gro Co. (The) Class A	800	62,984
Secom Co., Ltd. (Japan)	1,700	138,579
ServiceMaster Global Holdings, Inc. †	28,100	1,743,043
Signet Jewelers, Ltd. S	39,900	2,630,607
Sony Corp. (Japan)	72,000	4,414,293
Suzuki Motor Corp. (Japan)	11,746	672,795
Tapestry, Inc.	14,900	749,023
Taylor Wimpey PLC (United Kingdom)	1,719,527	3,850,437

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Tiffany & Co.	56,500	$7,286,805
TJX Cos., Inc. (The)	8,705	975,134
Toll Brothers, Inc.	81,900	2,705,157
Total System Services, Inc.	39,700	3,919,978
Toyota Motor Corp. (Japan)	126,800	7,918,025
TUI AG (Germany)	176,706	3,392,594
Twenty-First Century Fox, Inc.	73,400	3,363,188
VF Corp.	61,100	5,709,795
Visteon Corp. †	18,100	1,681,490
Volvo AB (Sweden)	259,827	4,592,887
Wal-Mart de Mexico SAB de CV (Mexico)	435,259	1,320,383
Walt Disney Co. (The)	122,018	14,268,785
Wolters Kluwer NV (Netherlands)	12,108	754,633
Worldpay, Inc. Class A †	3,913	396,270
Wyndham Destinations, Inc.	100,300	4,349,008
Yamada Denki Co., Ltd. (Japan)	12,200	61,741
		283,508,104
Consumer finance (0.4%)
American Express Co.	8,640	920,074
Chailease Holding Co., Ltd. (Taiwan)	413,800	1,450,123
Discover Financial Services	78,900	6,031,905
Housing Development Finance Corp., Ltd. (HDFC) (India)	93,333	2,258,970
		10,661,072
Consumer staples (5.3%)
Altria Group, Inc.	3,496	210,844
Ashtead Group PLC (United Kingdom)	59,719	1,896,906
Associated British Foods PLC (United Kingdom)	74,831	2,233,546
Bright Horizons Family Solutions, Inc. †	258	30,403
Cafe24 Corp. (South Korea) †	7,830	1,056,000
Carlsberg A/S Class B (Denmark)	4,457	534,599
Coca-Cola Amatil, Ltd. (Australia)	235,389	1,660,673
Coca-Cola Co. (The)	342,900	15,838,551
Coca-Cola European Partners PLC (United Kingdom)	6,694	304,376
ConAgra Foods, Inc.	113,600	3,858,992
Constellation Brands, Inc. Class A	3,710	799,950
Dino Polska SA (Poland) †	49,684	1,342,228
Estee Lauder Cos., Inc. (The) Class A	52,400	7,614,768
Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Luxembourg) † ∆∆ F	1,036	9,671
Grape King Bio, Ltd. (Taiwan)	181,000	1,271,559
Gruma SAB de CV Class B (Mexico)	175,365	2,229,405
Henkel AG & Co. KGaA (Preference) (Germany)	4,490	526,785
Hershey Co. (The)	51,154	5,217,708
Imperial Brands PLC (United Kingdom)	154,064	5,363,557
Ingredion, Inc.	19,593	2,056,481
ITOCHU Corp. (Japan)	257,100	4,706,636
J Sainsbury PLC (United Kingdom)	881,123	3,695,731
Japan Tobacco, Inc. (Japan)	19,800	516,870
Kao Corp. (Japan)	23,400	1,889,382

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (68.0%)* cont.	Shares	Value
Consumer staples cont.
Keurig Dr Pepper, Inc.	26,400	$611,688
Kirin Holdings Co., Ltd. (Japan)	37,600	963,330
Koninklijke Ahold Delhaize NV (Netherlands)	193,717	4,442,075
L’Oreal SA (France)	12,688	3,059,714
LG Household & Health Care, Ltd. (South Korea)	1,013	1,165,281
Liberty Expedia Holdings, Inc. Class A †	861	40,501
LKQ Corp. †	67,900	2,150,393
ManpowerGroup, Inc.	27,000	2,320,920
Marine Harvest ASA (Norway)	81,537	1,888,963
McDonald’s Corp.	5,701	953,720
Molson Coors Brewing Co. Class B	63,100	3,880,650
Mondelez International, Inc. Class A	250,200	10,748,592
Monster Beverage Corp. †	6,048	352,477
Natura Cosmeticos SA (Brazil)	138,244	971,479
Nestle SA (Switzerland)	40,383	3,366,759
New Oriental Education & Technology Group, Inc. ADR (China)	15,022	1,111,778
PepsiCo, Inc.	174,567	19,516,591
Pinnacle Foods, Inc.	40,213	2,606,205
Pola Orbis Holdings, Inc. (Japan)	40,000	1,461,010
Procter & Gamble Co. (The)	54,333	4,522,136
Swedish Match AB (Sweden)	61,583	3,152,808
Sysco Corp.	132,642	9,716,027
TCI Co., Ltd. (Taiwan)	52,000	836,210
Unicharm Corp. (Japan)	3,800	125,686
US Foods Holding Corp. †	7,845	241,783
Walgreens Boots Alliance, Inc.	143,900	10,490,310
WH Group, Ltd. (Hong Kong)	1,393,000	980,466
WM Morrison Supermarkets PLC (United Kingdom)	204,881	692,707
Woolworths Group, Ltd. (Australia)	195,279	3,963,700
		161,199,580
Electronics (2.4%)
Agilent Technologies, Inc.	105,200	7,420,808
Brother Industries, Ltd. (Japan)	29,300	578,676
Corning, Inc.	3,164	111,689
Elite Material Co., Ltd. (Taiwan)	217,000	611,208
Hoya Corp. (Japan)	79,500	4,722,980
Jabil, Inc.	37,800	1,023,624
Keysight Technologies, Inc. †	38,500	2,551,780
MediaTek, Inc. (Taiwan)	290,000	2,341,237
nVent Electric PLC (United Kingdom)	45,300	1,230,348
NVIDIA Corp.	108,600	30,518,772
NXP Semiconductors NV †	239	20,435
Rockwell Automation, Inc.	30,300	5,681,856
Samsung Electronics Co., Ltd. (South Korea)	164,312	6,880,588
Samsung Electronics Co., Ltd. (Preference) (South Korea)	46,297	1,579,753
Texas Instruments, Inc.	61,819	6,632,561
		71,906,315

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Energy (3.9%)
Canvest Environmental Protection Group Co., Ltd. (China) S	3,131,000	$1,627,823
China Everbright Greentech, Ltd. (China)	1,014,000	865,255
CNOOC, Ltd. (China)	1,505,000	2,979,874
ConocoPhillips	201,100	15,565,140
Equinor ASA (Norway)	181,370	5,114,350
Exxon Mobil Corp.	9,704	825,034
Geopark, Ltd. (Colombia) †	75,020	1,530,408
Halcon Resources Corp. † S	8,621	38,536
Halliburton Co.	250,100	10,136,553
Hilong Holding, Ltd. (China)	4,896,000	681,707
Lukoil PJSC ADR (Russia)	47,040	3,607,968
Marathon Petroleum Corp.	7,373	589,619
Motor Oil (Hellas) Corinth Refineries SA (Greece)	59,632	1,557,805
MWO Holdings, LLC (Units) F	89	7,209
Nine Point Energy F	1,624	23,451
Occidental Petroleum Corp.	170,616	14,019,517
OMV AG (Austria)	36,540	2,052,935
ONEOK, Inc.	58,600	3,972,494
PBF Energy, Inc. Class A	73,400	3,663,394
Petroleo Brasileiro SA — Petrobras ADR (Brazil)	105,800	1,277,006
Phillips 66	2,222	250,464
Repsol SA (Spain)	255,713	5,096,214
Royal Dutch Shell PLC Class A (United Kingdom)	10,789	370,755
Royal Dutch Shell PLC Class B (United Kingdom)	112,924	3,957,809
SandRidge Energy, Inc. †	3,783	41,121
TOTAL SA (France)	142,370	9,230,282
Valero Energy Corp.	164,221	18,680,139
Williams Cos., Inc. (The)	285,800	7,770,902
Woodside Petroleum, Ltd. (Australia)	24,224	675,548
		116,209,312
Financial (1.3%)
3i Group PLC (United Kingdom)	205,494	2,520,919
Ally Financial, Inc.	140,200	3,708,290
Assurant, Inc.	25,300	2,731,135
Bank of Nova Scotia (The) (Canada)	10,882	648,632
BGC Partners, Inc. Class A	96,100	1,135,902
Broadridge Financial Solutions, Inc.	26,400	3,483,480
CIT Group, Inc.	74,300	3,834,623
CME Group, Inc.	2,170	369,356
CoreLogic, Inc. †	17,337	856,621
CTBC Financial Holding Co., Ltd. (Taiwan)	1,477,000	1,112,599
Deutsche Boerse AG (Germany)	5,991	802,705
Edelweiss Financial Services, Ltd. (India)	271,202	708,964
Eurazeo SA (France)	5,573	439,026
Hana Financial Group, Inc. (South Korea)	42,333	1,700,189
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	29,900	855,557
Intercontinental Exchange, Inc.	850	63,657
Larsen & Toubro Infotech, Ltd. (India)	54,844	1,450,351
London Stock Exchange Group PLC (United Kingdom)	18,478	1,104,503

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (68.0%)* cont.	Shares	Value
Financial cont.
Macquarie Group, Ltd. (Australia)	52,196	$4,755,473
ORIX Corp. (Japan)	282,500	4,579,872
Santander Consumer USA Holdings, Inc.	73,500	1,472,940
		38,334,794
Government (—%)
Poste Italiane SpA (Italy)	9,937	79,400
		79,400
Health care (8.4%)
AbbVie, Inc.	72,243	6,832,743
ABIOMED, Inc. †	18,600	8,365,350
Akorn, Inc. †	4,736	61,473
Alfresa Holdings Corp. (Japan)	57,500	1,538,462
Allergan PLC	11,865	2,260,045
Amgen, Inc.	59,908	12,418,329
Anthem, Inc.	55,779	15,286,235
Astellas Pharma, Inc. (Japan)	318,700	5,559,439
Aurobindo Pharma, Ltd. (India)	85,595	879,034
Bangkok Chain Hospital PCL (Thailand)	1,554,200	999,609
Baxter International, Inc.	104,384	8,046,963
Biogen, Inc. †	12,472	4,406,482
Boston Scientific Corp. †	206,188	7,938,238
Bristol-Myers Squibb Co.	199,922	12,411,158
Celgene Corp. †	36,859	3,298,512
Centene Corp. †	41,500	6,008,370
Charles River Laboratories International, Inc. †	17,600	2,367,904
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,930,000	1,311,592
Cigna Corp.	49,800	10,370,850
Coloplast A/S Class B (Denmark)	2,623	268,226
Concordia International Corp. (Canada) †	646	13,009
Dentsply Sirona, Inc.	93,300	3,521,142
Eli Lilly & Co.	127,229	13,652,944
Fleury SA (Brazil)	150,306	792,739
Fresenius Medical Care AG & Co., KGaA (Germany)	44,301	4,556,174
Gilead Sciences, Inc.	90,454	6,983,953
GlaxoSmithKline PLC (United Kingdom)	370,956	7,430,492
Hill-Rom Holdings, Inc.	10,300	972,320
Humana, Inc.	31,207	10,564,194
Intuitive Surgical, Inc. †	98	56,252
Ipsen SA (France)	7,890	1,326,468
Johnson & Johnson	130,758	18,066,833
Koninklijke Philips NV (Netherlands)	7,971	363,109
McKesson Corp.	56,100	7,441,665
Medipal Holdings Corp. (Japan)	74,700	1,558,825
Merck & Co., Inc.	200,558	14,227,585
Mettler-Toledo International, Inc. †	66	40,193
Mitsubishi Tanabe Pharma Corp. (Japan)	24,400	408,027
Novartis AG (Switzerland)	106,083	9,123,095
PerkinElmer, Inc.	876	85,209
Pfizer, Inc.	189,447	8,348,929

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Health care cont.
Roche Holding AG (Switzerland)	39,003	$9,448,710
Shionogi & Co., Ltd. (Japan)	65,900	4,305,946
Siemens Healthineers AG (Germany) †	21,121	928,791
Sonic Healthcare, Ltd. (Australia)	4,807	86,556
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	1,700	207,824
Thermo Fisher Scientific, Inc.	327	79,814
UCB SA (Belgium)	34,231	3,076,179
UnitedHealth Group, Inc.	1,517	403,583
Vertex Pharmaceuticals, Inc. †	19,815	3,819,143
Waters Corp. †	5,400	1,051,272
WellCare Health Plans, Inc. †	15,400	4,935,546
Zoetis, Inc.	52,089	4,769,269
		253,274,804
Insurance (2.3%)
Aegon NV (Netherlands)	66,755	433,103
Ageas (Belgium)	9,980	536,607
AIA Group, Ltd. (Hong Kong)	313,200	2,796,589
Allianz SE (Germany)	32,498	7,244,510
Allstate Corp. (The)	5,700	562,590
American Financial Group, Inc.	12,400	1,376,028
Athene Holding, Ltd. Class A †	39,200	2,025,072
Aviva PLC (United Kingdom)	730,592	4,661,283
Axis Capital Holdings, Ltd.	14,300	825,253
Berkshire Hathaway, Inc. Class B †	117	25,051
Cathay Financial Holding Co., Ltd. (Taiwan)	917,000	1,576,737
DB Insurance Co., Ltd. (South Korea)	25,712	1,687,477
Discovery, Ltd. (South Africa)	102,703	1,234,651
Hartford Financial Services Group, Inc. (The)	101,200	5,055,952
Hyundai Marine & Fire Insurance Co., Ltd. (HDMF) (South Korea)	30,369	1,148,505
Legal & General Group PLC (United Kingdom)	1,348,861	4,609,754
Lincoln National Corp.	51,900	3,511,554
Loews Corp.	80,681	4,052,607
MetLife, Inc.	142,900	6,676,288
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	9,392	2,080,050
Old Republic International Corp.	8,410	188,216
Ping An Insurance Group Co. of China, Ltd. Class H (China)	346,500	3,518,845
Principal Financial Group, Inc.	43,800	2,566,242
Prudential Financial, Inc.	78,400	7,943,488
Reinsurance Group of America, Inc.	893	129,092
RenaissanceRe Holdings, Ltd.	8,700	1,162,146
Swiss Re AG (Switzerland)	5,630	519,745
Travelers Cos., Inc. (The)	2,652	343,991
Zurich Insurance Group AG (Switzerland)	1,074	339,469
		68,830,895
Investment banking/Brokerage (1.2%)
Ameriprise Financial, Inc.	45,600	6,733,296
Daiwa Securities Group, Inc. (Japan)	95,000	577,926
E*Trade Financial Corp. †	143,700	7,528,443

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (68.0%)* cont.	Shares	Value
Investment banking/Brokerage cont.
Goldman Sachs Group, Inc. (The)	27,300	$6,121,752
Morgan Stanley	229,100	10,669,187
Partners Group Holding AG (Switzerland)	4,906	3,891,707
Schroders PLC (United Kingdom)	20,351	820,964
		36,343,275
Photography/Imaging (—%)
Sunny Optical Technology Group Co., Ltd. (China)	90,900	1,048,531
		1,048,531
Real estate (2.2%)
AGNC Investment Corp. R	51,436	958,253
American Homes 4 Rent R	77,300	1,692,097
Annaly Capital Management, Inc. R	26,988	276,087
Apartment Investment & Management Co. Class A R	33,200	1,465,116
Apple Hospitality REIT, Inc. R	55,196	965,378
Brandywine Realty Trust R	63,388	996,459
Brixmor Property Group, Inc. R	123,400	2,160,734
Camden Property Trust R	1,800	168,426
CBRE Group, Inc. Class A †	59,800	2,637,180
Cheung Kong Property Holdings, Ltd. (Hong Kong)	671,500	5,039,456
Chimera Investment Corp. R	6,867	124,499
Corporate Office Properties Trust R	2,500	74,575
Douglas Emmett, Inc. R	25,100	946,772
Duke Realty Corp. R	78,631	2,230,761
Empire State Realty Trust, Inc. Class A R	41,900	695,959
EPR Properties R	2,300	157,343
Equity Commonwealth † R	1,821	58,436
Equity Lifestyle Properties, Inc. R	12,000	1,157,400
Equity Residential Trust R	76,307	5,056,102
Gaming and Leisure Properties, Inc. R	35,900	1,265,475
HCP, Inc. R	119,300	3,139,976
Henderson Land Development Co., Ltd. (Hong Kong)	240,000	1,206,384
Highwoods Properties, Inc. R	30,016	1,418,556
Hudson Pacific Properties, Inc. R	33,534	1,097,232
Jones Lang LaSalle, Inc.	11,300	1,630,816
Kerry Properties, Ltd. (Hong Kong)	205,500	696,957
Liberty Property Trust R	32,954	1,392,307
Life Storage, Inc. R	10,300	980,148
MFA Financial, Inc. R	8,798	64,665
New Residential Investment Corp. R	80,702	1,438,110
New World Development Co., Ltd. (Hong Kong)	95,000	129,606
Nomura Real Estate Holdings, Inc. (Japan)	38,000	767,224
Outfront Media, Inc. R	34,600	690,270
Paramount Group, Inc. R	54,500	822,405
Park Hotels & Resorts, Inc. R	67,100	2,202,222
Persimmon PLC (United Kingdom)	134,462	4,144,847
Piedmont Office Realty Trust, Inc. Class A R	3,173	60,065
Rayonier, Inc. R	24,600	831,726
Scentre Group (Australia) R	293,241	841,518
Senior Housing Properties Trust R	47,200	828,832

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.0%)* cont.	Shares	Value
Real estate cont.
SL Green Realty Corp. R	30,900	$3,013,677
Spirit MTA REIT † R	1,290	14,861
Spirit Realty Capital, Inc. R	260,100	2,096,406
Starwood Property Trust, Inc. R	69,455	1,494,672
Stockland (Units) (Australia) R	92,193	276,563
Sun Communities, Inc. R	12,800	1,299,712
Sun Hung Kai Properties, Ltd. (Hong Kong)	105,000	1,529,058
Swire Properties, Ltd. (Hong Kong)	105,200	398,447
Swiss Prime Site AG (Switzerland)	2,288	195,019
Two Harbors Investment Corp. R	6,721	100,345
UDR, Inc. R	4,370	176,679
Vornado Realty Trust R	38,600	2,817,800
WP Carey, Inc. R	10,300	662,393
		66,586,006
Semiconductor (0.5%)
Applied Materials, Inc.	94,549	3,654,319
KLA-Tencor Corp.	54,500	5,543,195
Maxim Integrated Products, Inc.	4,817	271,631
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	557,350	4,791,680
		14,260,825
Software (3.1%)
Amdocs, Ltd.	43,577	2,875,210
Black Knight, Inc. †	29,300	1,522,135
CA, Inc.	76,200	3,364,230
Cadence Design Systems, Inc. †	69,000	3,127,080
F5 Networks, Inc. †	32,059	6,393,206
Intuit, Inc.	61,137	13,902,554
Microsoft Corp.	200,197	22,896,531
Nexon Co., Ltd. (Japan) †	44,400	580,303
NTT Data Corp. (Japan)	283,600	3,926,270
Oracle Corp.	396,000	20,417,760
Red Hat, Inc. †	52,295	7,126,763
Tencent Holdings, Ltd. (China)	154,000	6,358,019
		92,490,061
Technology services (4.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	48,023	7,912,269
Alphabet, Inc. Class A †	50,275	60,685,947
Capgemini SE (France)	22,711	2,858,358
Cognizant Technology Solutions Corp. Class A	110,698	8,540,351
Computershare, Ltd. (Australia)	37,003	533,615
Dell Technologies, Inc. Class V †	54,077	5,251,958
Dun & Bradstreet Corp. (The)	18,800	2,679,188
eBay, Inc. †	20,673	682,622
Facebook, Inc. Class A †	99,286	16,328,576
Fidelity National Information Services, Inc.	47,900	5,224,453
Fiserv, Inc. †	5,000	411,900
Genpact, Ltd.	2,622	80,259
IBM Corp.	76,600	11,582,686
Infosys, Ltd. (India)	143,006	1,440,220

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (68.0%)* cont.	Shares	Value
Technology services cont.
Leidos Holdings, Inc.	22,600	$1,563,016
Naspers, Ltd. Class N (South Africa)	11,189	2,414,553
NEC Corp. (Japan)	17,400	480,866
Palo Alto Networks, Inc. †	36,800	8,289,568
Yandex NV Class A (Russia) †	33,644	1,106,551
Zebra Technologies Corp. Class A †	12,000	2,121,960
		140,188,916
Transportation (1.3%)
Aena SME SA (Spain)	20,659	3,585,928
Azul SA ADR (Brazil) †	45,300	805,887
Central Japan Railway Co. (Japan)	23,400	4,872,769
Copa Holdings SA Class A (Panama)	10,900	870,256
Delta Air Lines, Inc.	191,700	11,086,011
easyJet PLC (United Kingdom)	158,286	2,710,914
Expeditors International of Washington, Inc.	39,700	2,919,141
International Consolidated Airlines Group SA (Spain)	478,167	4,109,413
Japan Airlines Co., Ltd. (Japan)	59,900	2,153,068
Kansas City Southern	36,909	4,181,052
Kyushu Railway Co. (Japan)	30,100	916,617
Norfolk Southern Corp.	3,779	682,110
		38,893,166
Utilities and power (2.3%)
AES Corp.	194,900	2,728,600
Ameren Corp.	53,700	3,394,914
American Electric Power Co., Inc.	49,226	3,489,139
Atmos Energy Corp.	14,600	1,371,086
CenterPoint Energy, Inc.	125,400	3,467,310
China Water Affairs Group, Ltd. (China)	1,836,000	2,056,847
CLP Holdings, Ltd. (Hong Kong)	339,500	3,974,679
CMS Energy Corp.	79,700	3,905,300
Duke Energy Corp.	6,920	553,738
Endesa SA (Spain)	62,402	1,348,329
Enel SpA (Italy)	871,408	4,463,835
ENGIE SA (France)	127,007	1,867,600
Eni SpA (Italy)	282,757	5,345,302
Entergy Corp.	84,524	6,857,432
Evergy, Inc.	32,300	1,773,916
Exelon Corp.	8,605	375,694
HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	555,500	560,584
KEC International, Ltd. (India)	175,403	716,227
Kinder Morgan, Inc.	458,700	8,132,751
NRG Energy, Inc.	154,300	5,770,820
OGE Energy Corp.	57,400	2,084,768
Pinnacle West Capital Corp.	26,000	2,058,680
SSE PLC (United Kingdom)	1,957	29,232
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	8,192
UGI Corp.	59,450	3,298,286
		69,633,261
Total common stocks (cost $1,752,872,031)		$2,047,542,077

36 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)*	amount	Value
Basic materials (0.7%)
Alcoa Nederland Holding BV 144A company guaranty sr. unsec.
unsub. notes 6.125%, 5/15/28 (Netherlands)	$270,000	$277,425
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	225,000	240,750
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	115,000	116,869
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	208,075
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	198,250
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	240,000	228,600
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	95,000	103,075
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	300,000	348,706
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	191,100
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	255,000	234,919
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	195,000	201,825
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	360,000	380,250
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	304,369
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	495,000	504,752
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	195,000	187,444
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	275,000	270,531
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	615,000	599,564
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	120,000	122,189
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	566,517
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	230,100
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	905,000	898,931
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	110,895
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	190,000	201,493
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	125,000	130,574
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	80,000	77,800
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	430,000	398,288
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	242,188
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	170,000	170,250
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	88,990

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Basic materials cont.
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	$135,000	$128,925
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	484,462
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	265,000	267,674
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	530,000	502,838
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	195,000	186,225
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	245,000	260,925
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	104,650
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	610,000	600,088
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	509,000	512,120
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	466,784
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	225,000	232,313
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	249,000	253,358
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	355,000	338,475
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	290,000	292,577
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	235,000	215,758
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	130,000	141,375
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	145,000	148,988
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	204,488
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	44,000	45,983
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	170,000	173,842
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	125,000	122,500
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	18,879
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	110,000	95,975
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	85,000	70,975
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	239,000	222,569
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	505,000	493,385
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	189,394
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	72,407
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	302,005
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	149,109
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	240,000	241,800
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	290,000	287,825
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	242,667
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	130,000	126,078

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Basic materials cont.
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	$225,000	$264,938
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	151,875
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	90,000	89,550
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	75,000	71,438
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	193,990
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,252
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	243,963
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	250,305
Syngenta Finance NV 144A sr. unsec. notes 7.875%, 7/15/26	185,000	182,688
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	93,100
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	38,325
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	305,000	307,288
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	280,000	273,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	275,000	264,344
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	92,500
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	215,000	206,938
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	340,000	343,978
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	195,000	202,069
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	295,000	298,248
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	195,000	198,656
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	495,000	439,732
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	395,000	512,950
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	255,655
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	448,993
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	226,288
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	200,000	217,250
		21,918,148

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Capital goods (0.4%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	$355,000	$335,031
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	174,000	180,960
ARD Securities Finance SARL 144A sr. notes 8.75% (8.75%), 1/31/23
(Luxembourg) ‡‡	209,138	208,877
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	430,000	449,888
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	113,740
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	76,000	77,243
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	225,000	226,125
Berry Global, Inc. 144A notes 4.50%, 2/15/26	95,000	90,250
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	106,826
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	100,000	110,000
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	480,000	505,800
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	322,538
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	179,438
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	229,257
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	217,000	218,356
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	141,250
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	95,577
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	126,731
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	405,000	416,138
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	147,368
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	120,000	123,287
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	391,331
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	237,958
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	652,237
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	210,000	208,425
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	503,072
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	427,450
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	565,000	558,864
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	145,000	148,625
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	72,406
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	220,000	209,550
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	410,000	407,533
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	330,000	335,363

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Capital goods cont.
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	$205,000	$207,563
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	242,000	227,177
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	310,000	268,925
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	90,000	91,688
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	375,000	378,750
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	132,161
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	225,000	213,188
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,920,000	1,880,969
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	215,000	223,600
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%
2/15/22 ‡‡	95,000	97,138
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	350,000	334,250
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	212,000	217,593
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	370,000	355,200
		13,185,696
Communication services (0.8%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,219,223
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	505,000	471,902
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	475,000	480,525
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	392,000	358,145
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	393,000	374,163
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	1,065,000	1,033,931
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	56,000	59,010
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	135,000	133,481
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	350,000	355,688
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	795,000	796,988
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	155,000	155,240
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	200,000	212,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28	245,000	256,638
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	199,000	199,044
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	130,000	130,813
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,012,635

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	$283,000	$287,366
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	105,000	99,488
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	158,733
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	73,000	64,966
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	507,836
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	105,590
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	42,234
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	406,560
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	175,000	165,215
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	245,000	252,350
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	565,000	543,813
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	187,888
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	237,091
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	299,713
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	170,911
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	875,000	843,215
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	20,106
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	324,028
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	501,458
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	145,245
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	460,000	503,240
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	261,877
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	167,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	465,000	416,756
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	175,000	175,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	62,377
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	210,000	186,900
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	316,575
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	580,000	577,100
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,630

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Communication services cont.
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	$505,000	$534,669
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	90,000	116,026
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	685,000	706,431
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,183,324
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	53,560
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	219,680
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	250,000
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	530,000	532,650
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	90,915
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	87,000	87,539
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	418,000	450,918
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	622,868
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	161,250	160,645
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	93,762
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	61,680
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	140,000	139,475
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	74,672
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	235,000	221,194
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	95,437
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	247,410
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	898,784
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	326,686
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	790,000	793,602
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	376,175
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	387,100

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Communication services cont.
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	$435,000	$428,574
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	194,000	149,865
		24,596,828
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,780,000	2,741,411
		2,741,411
Consumer cyclicals (1.2%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,225,000	1,876,027
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	175,000	164,272
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	680,291
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	230,000	220,225
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	220,000	210,650
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	31,000	31,233
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	110,000	105,325
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	65,163
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	135,000	137,531
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	415,139
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	430,000	429,726
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	99,957
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	687,944
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	110,825
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	131,313
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	82,300
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	95,000	100,463
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	197,000	197,926
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	219,300
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	548,000	490,301
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	247,000	233,318

44 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.		amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26		$246,000	$241,101
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		430,000	413,221
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		119,000	119,595
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		70,000	68,863
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		143,000	143,715
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		560,000	569,800
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		555,000	525,863
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		370,000	352,425
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26		40,000	40,500
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		200,000	205,000
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		60,000	58,425
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		250,000	244,080
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		750,000	694,257
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		80,000	84,200
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		522,000	491,277
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		145,000	146,002
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		802,000	753,604
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		137,000	133,255
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		55,000	53,202
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		195,000	197,925
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		130,000	132,016
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		105,000	104,081
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	227,000	180,116
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$155,000	150,641
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,330,000	1,311,021
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		410,000	401,698
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		450,000	445,500
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		395,000	407,574
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		169,000	127,173
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		110,000	110,138

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$1,260,000	$1,278,900
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	57,600
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,360,000	1,362,032
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	110,000	102,025
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	380,000	348,650
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	500,000	550,100
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	365,000	377,775
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	90,000	95,527
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	123,019
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	142,988
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	875,000	812,347
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	80,000	83,300
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	141,000	141,606
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	255,000	261,375
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	150,000	147,000
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	195,000	196,950
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	65,650
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	180,000	174,096
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	340,000	348,500
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	225,000	236,531
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	140,000	142,100
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	174,281
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	485,000	504,400
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	125,000	101,875
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21	159,101	104,907
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	120,000	78,825
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	310,000	303,413

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	$140,000	$137,200
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	410,000	399,750
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	370,408
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	121,200
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	65,000	65,488
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	168,823
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	175,225
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	136,108
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	132,300
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	100,000	71,875
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	313,000	336,866
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	378,100
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	197,936
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	104,563
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	230,000	230,849
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	320,000	319,200
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	240,000	246,205
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	185,000	186,143
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	820,000	868,175
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	505,000	494,269
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	157,000	162,888
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,224,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	326,700
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	404,625
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	110,000	111,100
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	6,000	6,150
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	86,700
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	339,575
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	983,606
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	18,474

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer cyclicals cont.
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	$215,000	$203,111
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	800,000	765,248
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	270,000	244,827
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	41,625
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	238,200
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	115,000	117,013
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	270,000	252,450
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	213,630
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	80,000	79,076
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	230,265
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	385,000	371,525
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	195,000
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	69,475
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	161,906
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 5.75%, 4/1/27	62,000	58,435
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	195,000	193,050
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	485,000	450,444
		36,601,050
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	310,000	296,825
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	80,100
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	215,000	203,713
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19	5,000	5,267
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	138,000	139,502
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,525,000	1,516,277
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,090,000	1,102,340
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	480,000	466,414
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21	1,125,000	1,108,665

48 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.		amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22		$350,000	$337,938
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		285,000	287,850
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		990,000	940,500
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		280,000	266,000
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		405,000	416,291
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		230,000	208,150
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		205,000	186,111
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		9,358	9,925
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		151,305	148,967
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		145,000	136,119
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	235,000	254,730
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$470,000	442,284
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		308,000	385,720
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		226,000	247,077
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		190,000	141,550
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		320,000	335,450
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		335,000	339,817
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		315,000	302,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		200,000	199,250
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		200,000	198,376
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		145,000	139,381
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46		425,000	375,359
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22		295,000	296,492
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		672,000	658,560
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		60,000	58,650
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28		1,264,000	1,268,960
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		255,000	253,751
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28		210,000	197,400
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28		150,000	149,438
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		707,000	672,434
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46		65,000	58,612
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		370,000	331,613

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Consumer staples cont.
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	$25,000	$23,724
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	238,492
		15,426,474
Energy (1.1%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	530,000	503,500
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	56,306
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	126,000	127,613
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	180,759
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	98,000	96,468
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	330,000	339,075
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	145,000	163,125
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	90,000	89,663
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	105,050
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	270,000	256,995
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	382,624
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	185,000	183,357
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.366%, 9/19/19 (United Kingdom)	435,000	430,484
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	170,000	162,350
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	132,000	126,060
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	475,000	499,344
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	715,000	717,682
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	91,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	195,000	201,094
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	38,950
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	720,000	715,505
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	275,000	274,395
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	138,402
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	335,000	330,801
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	120,000	117,679

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	$44,000	$44,638
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	185,000	188,256
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	365,000	370,019
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	245,000	238,875
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	110,000	112,063
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	140,000	149,800
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	150,000	146,250
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	217,000	234,631
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	110,000	113,300
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	385,000	392,700
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	100,125
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	370,000	370,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	130,000	130,000
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,390,000	1,330,926
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	165,331
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	85,000	93,880
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	75,000	77,896
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	190,000	188,575
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	399,908
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	172,000	169,205
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	251,000	207,075
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	155,000	118,575
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	65,000	65,488
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	215,000	220,106
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	650,000	609,058
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	124,485
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	80,000	92,399
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	425,000	429,250
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	375,000	383,438

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	$345,000	$333,788
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	265,000	263,675
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	45,000	41,063
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	80,000	72,800
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	150,000	148,500
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	101,000	103,363
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	360,000	345,119
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	34,381
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	193,094
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	90,000	93,263
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	180,000	178,650
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	95,000	98,563
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	76,688
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	157,000	159,744
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	215,000	218,763
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	498,434
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	396,822
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	1,802,000	1,824,795
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	334,000	317,300
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,444,000	1,449,415
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	324,000	334,530
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	256,000	235,200
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	72,000	66,960
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	110,725
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,125,000	1,161,376
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	250,000	249,000
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	256,000	258,944
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,141,000	1,066,835

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	$175,000	$179,813
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	230,000	236,613
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	72,978
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	40,000	38,900
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	405,000	392,880
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	166,388
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	432,000	443,746
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	310,000	316,200
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	100,000	101,400
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	180,000	173,250
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	85,000	87,869
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	536,597
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	108,476
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	87,869
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	105,000	102,244
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	150,619
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	131,840
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	178,905
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	580,000	576,726
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	195,000	196,706
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	105,000	105,000
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	780,000	758,550
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	627,825
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	110,000	111,650
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	380,000	376,200
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	195,000	201,338
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	130,000	129,188

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Energy cont.
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	$110,000	$106,150
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	350,000	343,000
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	51,975
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	205,000	213,200
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	360,000	479,686
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	11,000	13,255
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	432,000	434,490
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	175,925
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	162,000
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	60,000	62,175
		32,558,775
Financials (2.7%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	413,605
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	529,555
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,652
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,025,000	1,010,179
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	405,000	373,997
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	165,000	166,238
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	130,000	134,550
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	492,979
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	107,060
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	552,388
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	109,000	110,090
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	750,000	775,154
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	485,685
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	752,392
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	900,000	882,418
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	207,000
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	321,775
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	189,720
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	401,474
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	487,088
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	80,963

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	$1,055,000	$978,553
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	112,537
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,186,937
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	490,000	488,044
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	100,000	93,434
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	667,864
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	496,110
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	996,293
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	90,430
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	220,060
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	330,029
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	948,654
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	198,858
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	176,531
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	517,931
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	185,667
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	245,251
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	345,694
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	88,631
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	423,000	431,460
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	88,740
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	235,000	222,774
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	824,145
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	1,510,000	1,465,968
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	234,103
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	315,000	311,360
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	161,059
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,159,193
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	260,000	265,850
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	542,031
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	972,395
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,567,445
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	350,000	392,956
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	89,038
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	173,000	174,514

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	$490,000	$483,263
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	795,000	773,203
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	699,760
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	725,000	724,404
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	280,000	280,266
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	123,375
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	235,000	227,363
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	955,000	941,532
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	390,454
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	152,880
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	235,595
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	189,150
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	270,000	261,900
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	170,000	161,835
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,235,000	1,203,966
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	170,000	177,013
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	865,000	852,334
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,246,694
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,869,495
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	925,800
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	146,552
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	100,000	104,582
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	523,000	479,553
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	110,000	107,117
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	127,449
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	255,334
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	346,094
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	640,000	633,358
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	158,681
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	150,000	153,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	92,000	93,672
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	174,000	176,175

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	$225,000	$236,900
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	154,578
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	100,000	100,750
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	98,500
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	149,000	154,215
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	704,000	719,841
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,356,415
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,273,200
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	285,000	284,198
KeyCorp sr. unsec. unsub. notes Ser. MTN, 1.86%, 12/13/18	962,000	962,013
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	158,861
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	355,000	373,810
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	614,000	718,380
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	210,000	182,553
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	200,000	196,456
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	336,806
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	301,612
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	985,000	1,021,937
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	920,253
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	255,000	263,051
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	307,000	303,186
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	151,827
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	523,000	517,450
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	100,000	102,500
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	82,359
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	145,000	146,638
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	800,000	798,951
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	250,728
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	456,742
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,310,773
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	860,000	854,489
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.017%, 12/9/19 (Australia)	725,000	729,505
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,180,000	1,160,014

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
National Australia Bank, Ltd./New York sr. unsec. notes 2.875%,
4/12/23 (Australia)	$250,000	$240,770
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	725,000	709,349
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	310,000	310,372
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	250,000	233,421
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	353,053
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	515,000	500,189
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	570,000	559,830
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	512,045
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	295,000
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	388,000	404,490
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	144,000	143,820
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	351,219
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,095,000	1,083,526
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	291,490
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,869
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	215,000	212,596
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	272,630
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	357,371
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,655,000	3,601,243
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	109,450
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	209,475
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	90,000	91,238
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	253,767
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,031,988
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	248,170
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	225,000	225,000
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	507,000	476,494
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	240,000	243,761
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	630,000	618,599

58 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Financials cont.
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	$1,045,000	$1,010,147
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	508,000	502,141
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	208,059
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	244,388
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	410,000	411,358
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	85,000	85,850
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	390,000
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	65,000	68,088
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	200,000	209,250
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	462,000
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,225,000	1,212,848
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	224,562
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,530,000	2,497,593
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	245,000	235,120
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	410,000	397,343
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	95,000	95,783
		79,546,346
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	124,000	120,016
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	820,000	810,810
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	480,000	432,000
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	121,000	120,189
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	270,000	264,396
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	227,543
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	345,000	346,703
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	314,126
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	201,400
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	270,000	338,420
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	75,000	75,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.25%, 4/1/26	240,000	258,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	200,000	215,250
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	340,000	323,000

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	$363,000	$353,925
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	14,000	13,948
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	270,000	285,255
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	90,000	93,600
Bausch Health Cos., Inc. 144A sr. unsec. notes 8.50%, 1/31/27	215,000	225,750
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	916,000	905,986
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	786,000	751,602
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	466,116
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	270,000	255,825
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	245,000	257,250
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	180,000	182,025
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	105,000	107,504
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	555,000	527,084
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	517,000	289,675
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	337,000	280,175
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	239,796
CVS Health Corp. sr. unsec. notes zero %, 12/1/22	320,000	331,442
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	440,000	450,051
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,320,000	1,313,676
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	885,000	884,366
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	910,000	923,924
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	267,220
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	120,000	105,900
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	672,000	669,944
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	220,000	226,325
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	502,000	522,080
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	690,000	699,488
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	52,560
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	181,350
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	130,000	143,039
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	105,469
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	376,145
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	142,275

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	$55,000	$54,038
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	652,938
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	530,000	508,137
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	359,000	364,036
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	227,000	221,779
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	292,815
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	539,505
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	168,000	170,100
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	259,149
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	445,000	452,316
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	401,524
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	290,463
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	105,000	108,150
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	174,000	179,716
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	145,000	152,801
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	300,000	316,460
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	200,000	203,089
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	319,130
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	233,492
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	741,820
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	748,141
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	237,421
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	130,000	132,113
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	86,488
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	331,550
		24,675,694
Technology (0.8%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	274,855
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	515,000	511,765
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	668,402
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	149,925
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,325,000	2,319,211
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	272,414
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	301,048
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	305,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	400,728
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	785,000	739,032

Dynamic Asset Allocation Growth Fund 61

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	$705,000	$640,598
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	277,463
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	710,000	761,617
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	232,769
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,151,000	1,210,431
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	45,000	46,349
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	80,000	82,700
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	230,000	230,455
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	48,000	50,541
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	285,000	296,756
First Data Corp. 144A notes 5.75%, 1/15/24	400,000	406,500
First Data Corp. 144A sr. notes 5.375%, 8/15/23	180,000	182,745
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	511,070
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	368,404
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	515,000	500,889
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	505,000	509,414
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	335,000	339,539
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	65,000	65,894
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	465,000	568,544
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	835,000	827,089
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	575,000	563,975
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	355,000	327,329
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	70,681
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	250,000	252,736
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,583,713
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	246,000	236,464
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	304,000	282,151
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	344,354
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,875,000	1,865,629
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	200,000	199,000
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	85,000	86,488
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	660,000	654,352
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	142,025
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	330,000	320,925

62 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Technology cont.
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	$425,000	$426,063
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	118,260
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	945,000	913,886
		22,135,178
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	226,573
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	59,703	62,364
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	43,584
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	105,185
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	210,000	206,621
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	136,841	135,393
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	356,000	363,120
		1,142,840
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	435,000	445,875
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	59,000	59,369
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	105,000	105,263
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	470,000	474,700
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	495,466
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	35,000	36,001
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	355,000	320,677
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	8,474
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	240,000	212,400
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	134,306
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	34,170
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	32,327
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	624,000	628,650
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	127,320
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	383,118
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	413,859
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	64,000	68,880
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	148,669
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,295

Dynamic Asset Allocation Growth Fund 63

	Principal
CORPORATE BONDS AND NOTES (9.5%)* cont.	amount	Value
Utilities and power cont.
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	$165,000	$166,926
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	303,000	285,380
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	505,000	508,205
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,273,000	1,339,833
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	110,000	114,158
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	700,000	658,951
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	865,000	944,230
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	143,000	96,525
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	240,000	232,785
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	261,772
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	269,604
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	152,006
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	608,013
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	198,384
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	287,090
Nevada Power Co. mtge. notes 7.125%, 3/15/19	115,000	117,196
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	360,000	337,500
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	185,000	200,725
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	285,000	299,250
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	100,000	101,000
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	196,766
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	51,897
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	80,000	81,739
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	382,947
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	172,513
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	14,735
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	88,029
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	90,000	675
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	21,089
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	298,319
		12,624,061
Total corporate bonds and notes (cost $290,352,870)		$287,152,501

64 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$210,800	$223,054
4.629%, 6/20/67	99,440	104,785
4.507%, 3/20/67	95,403	99,815
4.00%, with due dates from 3/15/46 to 3/20/46	885,111	903,983
3.50%, TBA, 10/1/48	1,000,000	994,063
3.50%, with due dates from 7/20/47 to 11/20/47	33,175,855	33,030,524
		35,356,224
U.S. Government Agency Mortgage Obligations (3.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	10,086,522	10,192,988
3.00%, 2/1/47	892,659	855,104
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/48	5,000,000	5,405,078
4.50%, with due dates from 2/1/39 to 4/1/39	56,767	59,182
4.00%, TBA, 11/1/48	9,000,000	9,075,235
4.00%, TBA, 10/1/48	9,000,000	9,087,188
4.00%, with due dates from 8/1/47 to 1/1/57	5,283,129	5,343,641
3.50%, with due dates from 12/1/47 to 6/1/56	28,927,431	28,487,774
3.00%, with due dates from 12/1/31 to 3/1/47	28,308,600	27,431,548
3.00%, TBA, 10/1/33	6,000,000	5,926,406
		101,864,144
Total U.S. government and agency mortgage obligations (cost $141,091,540)		$137,220,368

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.375%, 9/30/20 [i]	$115,000	$112,574
Total U.S. treasury obligations (cost $112,574)		$112,574

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.916%,
10/25/27 (Bermuda)	$526,061	$527,002
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.566%,
8/25/28 (Bermuda)	463,000	465,604
Federal Home Loan Mortgage Corporation
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
15.882%, 11/15/35	57,233	76,440
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
15.152%, 12/15/36	32,681	39,936
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
13.385%, 3/15/35	48,470	58,688
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.429%, 6/15/34	45,695	50,817
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.966%, 10/25/24	284,137	315,088
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.866%, 10/25/28	250,000	287,839

Dynamic Asset Allocation Growth Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 5.066%, 4/25/28	$1,207,473	$1,249,554
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.816%, 12/25/27	648,809	662,045
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.792%, 3/15/41	1,352,781	218,461
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 10/25/28	288,004	290,678
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 3/25/25	32,811	32,897
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.166%, 5/25/25	203,344	208,684
Ser. 3326, Class WF, zero %, 10/15/35 W	1,512	1,021
Ser. 1208, Class F, PO, zero %, 2/15/22	130	124
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
26.605%, 7/25/36	15,307	24,336
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
16.442%, 3/25/36	28,904	40,458
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
16.075%, 6/25/37	47,336	62,161
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.603%, 8/25/35	32,917	39,606
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.216%, 9/25/28	380,000	446,345
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.116%, 11/25/24	764,642	875,097
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.116%, 7/25/24	329,202	350,750
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.566%, 1/25/29	58,532	58,689
FRB Ser. 01-50, Class B1, IO, 0.381%, 10/25/41 W	485,809	2,089
FRB Ser. 02-W8, Class 1, IO, 0.299%, 6/25/42 W	340,780	2,760
Ser. 01-79, Class BI, IO, 0.284%, 3/25/45 W	221,620	1,884
Ser. 03-34, Class P1, PO, zero %, 4/25/43	12,543	10,411
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,720,334	378,473
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	505,638	114,426
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	100,197	13,597
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	108,086	22,287
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.885%, 6/20/43	1,335,427	235,074
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	3,063,619	384,637
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,573,335	193,835
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,496,015	203,675
Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65 W	2,695,052	232,853
Ser. 15-H24, Class BI, IO, 1.603%, 8/20/65 W	5,573,131	257,490
Ser. 15-H25, Class BI, IO, 1.539%, 10/20/65 W	4,990,529	450,645
		8,886,456

66 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Commercial mortgage-backed securities (0.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.412%, 1/15/49 W	$243,266	$436
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42 W	8,106	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	794,196	8
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.583%, 11/10/41 W	97,717	355
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	891,370	9
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	4,606	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	253,182	164,568
FRB Ser. 06-PW11, Class C, 5.283%, 3/11/39 (In default) † W	261,000	26,100
FRB Ser. 06-PW14, Class X1, IO, 0.506%, 12/11/38 W	179,152	2,634
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.508%, 7/15/29 W	23,235	345
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.749%, 12/11/49 W	8,338	1
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.947%, 12/15/47 W	154,000	157,850
FRB Ser. 11-C2, Class E, 5.947%, 12/15/47 W	562,000	545,697
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	420,000	425,771
FRB Ser. 14-GC21, Class XA, IO, 1.357%, 5/10/47 W	4,356,973	224,728
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class D, 4.567%, 4/10/46 W	374,000	367,163
FRB Ser. 12-GC8, Class XA, IO, 1.966%, 9/10/45 W	4,901,891	262,820
FRB Ser. 06-C5, Class XC, IO, zero %, 10/15/49 W	3,851,487	39
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.015%, 5/15/46 W	210,689	213,165
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.889%, 7/15/47 W	354,000	353,650
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	325,000	335,392
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	346,039
FRB Ser. 13-CR11, Class XA, IO, 1.272%, 8/10/50 W	8,299,840	333,454
FRB Ser. 14-CR17, Class XA, IO, 1.241%, 5/10/47 W	7,852,232	309,189
FRB Ser. 14-UBS6, Class XA, IO, 1.111%, 12/10/47 W	6,673,202	270,391
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.308%, 7/10/46 W	476,000	484,925
FRB Ser. 06-C8, Class XS, IO, 0.641%, 12/10/46 W	3,142,141	115
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.801%, 2/15/40 W	4,944,773	24,822
FRB Ser. 07-C2, Class AX, IO, 0.101%, 1/15/49 W	1,586,024	5
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.221%, 5/15/38 W	52,036	105
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.94%, 4/15/50 W	1,179,000	1,058,281
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.516%, 8/10/44 W	1,197,000	1,232,978

Dynamic Asset Allocation Growth Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	$6,305,611	$8,064
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 1.175%, 5/10/43 W	15,719	1
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.846%, 6/10/47 W	435,000	432,641
FRB Ser. 13-GC10, Class XA, IO, 1.667%, 2/10/46 W	4,935,273	304,013
FRB Ser. 14-GC22, Class XA, IO, 1.147%, 6/10/47 W	8,181,780	320,726
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	364,000	366,898
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	40,000	39,500
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	363,000	378,160
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.71%, 9/15/47 W	653,000	632,553
FRB Ser. 13-C17, Class XA, IO, 0.963%, 1/15/47 W	8,426,679	305,888
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.896%, 12/15/44 W	218,625	216,082
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	290,489
FRB Ser. 13-LC11, Class XA, IO, 1.413%, 4/15/46 W	14,455,750	767,600
FRB Ser. 06-CB17, Class X, IO, 0.838%, 12/12/43 W	396,646	5,463
FRB Ser. 07-LDPX, Class X, IO, 0.331%, 1/15/49 W	1,493,728	2,979
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	2,878,588	3,894
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.312%, 5/15/45 W	943,000	833,348
FRB Ser. 13-C16, Class D, 5.177%, 12/15/46 W	257,000	256,960
FRB Ser. 12-C8, Class D, 4.806%, 10/15/45 W	458,000	439,407
FRB Ser. 12-LC9, Class D, 4.518%, 12/15/47 W	165,000	162,916
FRB Ser. 05-CB12, Class X1, IO, 0.404%, 9/12/37 W	226,042	302
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.407%, 2/15/40 W	38,680	16
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.771%, 9/15/39 W	2,084,959	31,543
FRB Ser. 05-C5, Class XCL, IO, 0.672%, 9/15/40 W	488,640	3,114
FRB Ser. 05-C7, Class XCL, IO, 0.537%, 11/15/40 W	179,156	492
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.217%, 4/20/48 W	991,000	908,816
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 1.081%, 8/12/39 W	68,989	48
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	75,962	2
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	1,787	257
FRB Ser. 06-C4, Class X, IO, 6.641%, 7/15/45 W	24,219	728
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.614%, 8/15/47 W	708,000	686,048
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	309,000	304,237
FRB Ser. 13-C7, Class C, 4.255%, 2/15/46 W	383,000	377,042
Ser. 12-C6, Class AS, 3.476%, 11/15/45	667,000	663,003
FRB Ser. 14-C17, Class XA, IO, 1.349%, 8/15/47 W	5,491,378	214,345

68 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.726%, 11/15/45 W	$450,000	$451,266
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	115,373	28,843
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.326%, 7/15/49 W	231,000	232,623
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.226%, 12/15/50 W	4,213,559	299,845
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.209%, 8/10/49 W	284,000	287,382
FRB Ser. 12-C4, Class XA, IO, 1.792%, 12/10/45 W	5,178,944	273,604
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.417%, 10/15/44 W	260,113	257,618
FRB Ser. 06-C29, IO, 0.374%, 11/15/48 W	1,231,143	49
FRB Ser. 07-C34, IO, 0.117%, 5/15/46 W	660,736	162
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45 W	722,458	144
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	75,034	1
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.423%, 7/15/46 W	319,000	325,078
FRB Ser. 13-LC12, Class C, 4.423%, 7/15/46 W	408,000	387,795
FRB Ser. 14-LC16, Class XA, IO, 1.498%, 8/15/50 W	10,091,692	513,667
FRB Ser. 16-LC25, Class XA, IO, 1.221%, 12/15/59 W	2,672,793	149,273
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.423%, 7/15/46 W	655,000	572,322
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	315,000	318,572
Ser. 13-C11, Class AS, 3.311%, 3/15/45	280,000	279,344
FRB Ser. 14-C24, Class XA, IO, 1.03%, 11/15/47 W	10,069,219	391,756
FRB Ser. 14-C22, Class XA, IO, 0.998%, 9/15/57 W	23,273,302	877,566
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.865%, 3/15/44 W	819,000	725,192
FRB Ser. 11-C5, Class C, 5.862%, 11/15/44 W	412,000	429,896
FRB Ser. 11-C5, Class E, 5.862%, 11/15/44 W	515,000	509,874
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	796,000	786,860
FRB Ser. 13-C15, Class D, 4.621%, 8/15/46 W	437,000	375,656
FRB Ser. 12-C9, Class XA, IO, 2.048%, 11/15/45 W	4,348,365	311,778
FRB Ser. 12-C10, Class XA, IO, 1.716%, 12/15/45 W	3,742,842	196,342
FRB Ser. 12-C9, Class XB, IO, 0.844%, 11/15/45 W	10,038,000	259,984
		25,341,102
Residential mortgage-backed securities (non-agency) (0.5%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.011%, 5/25/35 W	578,511	592,890
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.785%, 6/25/46	1,150,188	1,069,095
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.495%, 11/20/35	625,310	611,954

Dynamic Asset Allocation Growth Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	$1,391,649	$1,175,943
FRB Ser. 05-27, Class 1A1, 2.217%, 8/25/35 W	202,584	172,399
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR +
5.15%), 7.366%, 11/25/28	429,400	509,151
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.116%, 10/25/28	906,380	1,049,201
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.916%, 4/25/28	1,047,295	1,216,852
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.766%, 4/25/28	1,757,900	1,994,773
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	277,422	308,684
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.516%, 2/25/25	171,440	188,892
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 4/25/29	50,000	56,877
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	274,952	301,955
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.016%, 2/25/34	515,323	501,269
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.539%, 2/25/35 W	242,412	247,051
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.041%, 8/25/34	183,888	183,888
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.89%, 8/26/47 W	160,000	155,811
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 3.341%, 10/25/33	236,872	237,251
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.266%, 10/25/34	410,000	416,523
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.066%, 5/25/47	871,214	750,304
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.376%, 4/25/36	137,078	136,686
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	273,045	270,827
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	194,935	192,596
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 4.022%, 10/25/35 W	798,402	797,066
FRB Ser. 07-HY2, Class 1A1, 3.603%, 12/25/36 W	349,922	342,486
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.176%, 7/25/45	309,022	306,055

70 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
3.136%, 10/25/44	$537,302	$532,144
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.616%, 8/25/45	486,630	481,959
		14,800,582
Total mortgage-backed securities (cost $49,292,107)		$49,028,140

	Principal
COMMODITY LINKED NOTES (0.7%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$14,830,000	$19,611,546
Total commodity Linked Notes (cost $14,830,000)		$19,611,546

	Principal
ASSET-BACKED SECURITIES (0.4%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.016%, 11/25/50	$1,271,000	$1,271,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.112%, 4/24/19	2,690,000	2,690,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 9/24/19	1,945,000	1,945,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 7/24/19	2,117,000	2,117,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 11/24/18	2,241,000	2,241,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.816%, 1/25/46	1,206,199	1,200,010
Total asset-backed securities (cost $11,465,348)		$11,464,010

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (0.4%)*	units	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$250,000	$205,625
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	1,935,000	1,726,988
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	185,000	146,150
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	525,000	482,382
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	400,000	333,080
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	615,000	618,844
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	559,000	517,969
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	820,000	796,058
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	675,000	567,000

Dynamic Asset Allocation Growth Fund 71

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (0.4%)* cont.	units	Value
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	$189,000	$175,770
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	938,875
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)	430,000	439,138
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	203,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	300,000	336,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	680,513
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	276,806
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	375,000	342,188
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	600,000	576,000
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	270,000	268,830
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	275,000	256,094
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	865,000	850,680
Total foreign government and agency bonds and notes (cost $11,427,413)		$10,737,990

	Expiration	Strike
WARRANTS (0.3%)* †	date	price	Warrants	Value
Al Rajhi Bank 144A (Saudi Arabia)	2/21/19	$0.00	69,459	$1,596,631
Halcon Resources Corp.	9/9/20	14.04	2,341	234
Han’s Laser Technology Industry Group Co., Ltd.
144A (China)	9/27/19	0.00	145,400	895,358
Hangzhou Hikvision Digital Technology Co., Ltd.
144A (China)	2/11/19	0.00	290,450	1,213,198
Samba Financial Group 144A (Saudi Arabia)	7/15/19	0.00	172,876	1,445,243
Saudi Kayan Petrochemical Co. 144A
(Saudi Arabia)	7/2/19	0.00	192,852	846,492
Shengyi Technology Co., Ltd. 144A (China)	5/24/19	0.00	669,400	1,024,442
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/19	0.00	182,700	1,804,271
Total warrants (cost $9,452,233)				$8,825,869

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.408%, 12/15/24	$335,490	$338,066
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	434,500	437,018
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.962%, 11/17/22	330,000	336,600
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	89,239	89,760

72 Dynamic Asset Allocation Growth Fund

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	$243,149	$239,400
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	127,971	122,308
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	135,036	135,205
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 3/31/24	124,219	124,918
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	265,000	261,688
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	134,304	135,059
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	255,527	248,500
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.079%, 5/25/25	104,300	102,736
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.64%, 11/6/24	592,025	593,875
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.37%, 10/25/20	193,405	179,262
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	134,660	132,832
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	362,366	275,776
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	170,000	163,200
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	178,650	177,087
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	401,625	389,890
Total senior loans (cost $4,551,462)		$4,483,180

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust	3,548	$1,031,475
Total investment companies (cost $964,386)		$1,031,475

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	24,280,900	$24,280,900	$256,552
Total purchased options outstanding (cost $272,893)				$256,552

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,578	$212,260
Nine Point Energy 6.75% cv. pfd.	34	39,997
Total convertible preferred stocks (cost $172,507)		$252,257

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	6,720	$176,736
Total preferred stocks (cost $168,119)		$176,736

Dynamic Asset Allocation Growth Fund 73

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$155,000	$147,834
Total convertible bonds and notes (cost $143,958)		$147,834

	Principal amount/
SHORT-TERM INVESTMENTS (16.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.25% [d]	Shares	6,294,475	$6,294,475
Putnam Short Term Investment Fund 2.24% L	Shares	228,635,519	228,635,519
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.97% P	Shares	20,000	20,000
Barclays Bank PLC CCP asset backed commercial paper
2.064%, 10/12/18		$14,500,000	14,488,091
CHARTA, LLC asset backed commercial paper 2.264%, 11/14/18		10,000,000	9,970,925
Commonwealth Bank of Australia commercial paper
2.273%, 12/12/18		15,500,000	15,425,890
CRC Funding, LLC asset backed commercial paper
2.264%, 11/14/18		4,500,000	4,486,854
DnB Bank ASA/New York certificates of deposit 2.160%, 11/2/18		7,750,000	7,750,306
Export Development Canada commercial paper 2.072%, 11/5/18		14,000,000	13,967,534
Fairway Finance Co., LLC asset backed commercial paper
2.273%, 12/11/18		14,500,000	14,430,939
Liberty Street Funding, LLC asset backed commercial paper
2.273%, 12/14/18		14,750,000	14,676,902
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.224%, 10/24/18		10,000,000	9,984,074
MetLife Short Term Funding, LLC asset backed commercial paper
2.179%, 11/20/18		14,000,000	13,954,264
NRW.Bank commercial paper 2.094%, 10/12/18		14,075,001	14,063,182
Old Line Funding, LLC asset backed commercial paper
2.108%, 10/15/18		12,000,000	11,987,572
Regency Markets No. 1, LLC asset backed commercial paper
2.114%, 10/11/18		8,000,000	7,993,702
Regency Markets No. 1, LLC asset backed commercial paper
2.172%, 10/10/18		7,783,000	7,777,358
Simon Property Group LP commercial paper 2.177%, 11/13/18		9,250,000	9,223,691
Societe Generale SA commercial paper 2.182%, 10/11/18		10,750,000	10,741,705
Swedbank AB commercial paper 2.064%, 10/17/18		14,250,000	14,233,792
Total Capital Canada Ltd. commercial paper 2.232%, 12/4/18		14,000,000	13,939,500
U.S. Treasury Bills 1.962%, 10/11/18 # §		7,780,000	7,775,578
U.S. Treasury Bills 1.966%, 10/18/18 # §		307,000	306,698
U.S. Treasury Bills 1.978%, 10/4/18 §		2,012,001	2,011,661
U.S. Treasury Bills 1.998%, 10/25/18 # ∆ §		2,499,999	2,496,530
U.S. Treasury Bills 2.017%, 11/1/18 # ∆ §		7,065,001	7,052,452
U.S. Treasury Bills 2.043%, 11/8/18 # ∆ §		1,791,000	1,787,086
U.S. Treasury Bills 2.058%, 11/15/18 # ∆ § Φ		3,407,999	3,399,135
Victory Receivables Corp. asset backed commercial paper
2.177%, 11/9/18		14,750,000	14,710,478
Total short-term investments (cost $483,641,268)			$483,585,893

TOTAL INVESTMENTS
Total investments (cost $2,770,810,709)	$3,061,629,002

74 Dynamic Asset Allocation Growth Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CNH	Chinese Yuan (Offshore)
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,009,067,855.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $9,675, or less than 0.1% of net assets.

Dynamic Asset Allocation Growth Fund 75

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $14,740,716 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,131,816 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,516,917 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $86,756 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $34,094,210 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

76 Dynamic Asset Allocation Growth Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	72.7%	Spain	0.8%
Japan	4.6	Norway	0.6
United Kingdom	3.0	Taiwan	0.6
Canada	2.7	Netherlands	0.6
France	2.0	South Korea	0.5
Germany	1.6	Italy	0.5
Australia	1.6	Brazil	0.5
China	1.5	Mexico	0.5
Sweden	1.3	Other	2.4
Switzerland	1.1	Total	100.0%
Hong Kong	0.9

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $487,671,514)
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$2,416,367	$2,404,756	$11,611
	British Pound	Buy	12/19/18	5,778,335	5,612,706	165,629
	Canadian Dollar	Sell	10/17/18	9,860,614	9,654,752	(205,862)
	Euro	Buy	12/19/18	4,612,936	4,598,240	14,696
	Hong Kong Dollar	Sell	11/19/18	10,283,525	10,264,460	(19,065)
	Japanese Yen	Sell	11/19/18	2,588,887	2,643,283	54,396
	New Zealand Dollar	Buy	10/17/18	2,824,195	2,834,446	(10,251)
	New Zealand Dollar	Sell	10/17/18	2,824,195	2,871,229	47,034
	Swedish Krona	Sell	12/19/18	2,509,972	2,463,364	(46,608)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/18	6,224,461	6,303,760	(79,299)
	Australian Dollar	Sell	10/17/18	6,224,461	6,254,554	30,093
	British Pound	Sell	12/19/18	3,059,834	3,044,580	(15,254)
	Canadian Dollar	Buy	10/17/18	6,165,100	6,085,110	79,990
	Canadian Dollar	Sell	10/17/18	6,165,100	6,064,627	(100,473)
	Euro	Sell	12/19/18	177,286	177,703	417
	Japanese Yen	Sell	11/19/18	1,562,173	1,594,977	32,804
	New Zealand Dollar	Buy	10/17/18	3,031,156	3,012,080	19,076
	New Zealand Dollar	Sell	10/17/18	3,031,156	2,989,878	(41,278)
	Norwegian Krone	Buy	12/19/18	1,702,877	1,650,161	52,716
	Swiss Franc	Buy	12/19/18	5,239,193	5,299,621	(60,428)
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	8,519,380	8,649,120	(129,740)
	Canadian Dollar	Buy	10/17/18	3,947,065	3,864,478	82,587
	Canadian Dollar	Sell	10/17/18	3,947,065	3,937,426	(9,639)
	Danish Krone	Buy	12/19/18	6,311,628	6,329,654	(18,026)
	Euro	Sell	12/19/18	3,011,170	3,046,466	35,296
	Japanese Yen	Buy	11/19/18	652,105	663,436	(11,331)
	New Zealand Dollar	Sell	10/17/18	414,584	416,110	1,526
	Swedish Krona	Sell	12/19/18	3,425,029	3,361,998	(63,031)

Dynamic Asset Allocation Growth Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $487,671,514) cont.
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	10/17/18	$14,991,796	$15,160,098	$(168,302)
	Australian Dollar	Sell	10/17/18	7,410,885	7,490,383	79,498
	Canadian Dollar	Buy	10/17/18	3,099,782	3,077,012	22,770
	Canadian Dollar	Sell	10/17/18	3,099,782	3,049,760	(50,022)
	Euro	Buy	12/19/18	3,021,337	3,062,115	(40,778)
	Euro	Sell	12/19/18	7,645,025	7,700,424	55,399
	Japanese Yen	Sell	11/19/18	2,917,575	2,987,544	69,969
	New Zealand Dollar	Buy	10/17/18	2,835,133	2,919,263	(84,130)
	New Zealand Dollar	Sell	10/17/18	2,835,133	2,883,966	48,833
	Swiss Franc	Buy	12/19/18	3,005,468	3,017,511	(12,043)
	Swiss Franc	Sell	12/19/18	3,003,004	3,064,697	61,693
Goldman Sachs International
	Australian Dollar	Buy	10/17/18	18,026,893	18,218,475	(191,582)
	Australian Dollar	Sell	10/17/18	18,026,893	18,038,491	11,598
	Canadian Dollar	Buy	10/17/18	1,053,682	1,055,790	(2,108)
	Euro	Sell	12/19/18	3,568,270	3,578,104	9,834
	Indian Rupee	Buy	11/19/18	3,006,558	3,025,332	(18,774)
	Indian Rupee	Sell	11/19/18	3,006,557	2,983,135	(23,422)
	Japanese Yen	Buy	11/19/18	1,480,256	1,510,028	(29,772)
	New Zealand Dollar	Sell	10/17/18	3,961,947	3,977,533	15,586
	Norwegian Krone	Buy	12/19/18	19,534,530	18,886,297	648,233
	South African Rand	Buy	10/17/18	27,432	26,963	469
	South African Rand	Sell	10/17/18	27,432	27,959	527
	Swedish Krona	Buy	12/19/18	9,250,129	9,130,568	119,561
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/18	6,991,458	7,041,572	(50,114)
	Australian Dollar	Sell	10/17/18	3,951,735	3,899,808	(51,927)
	British Pound	Sell	12/19/18	3,008,026	3,026,288	18,262
	Canadian Dollar	Buy	10/17/18	6,080,992	6,039,253	41,739
	Canadian Dollar	Sell	10/17/18	5,388,528	5,337,818	(50,710)
	Euro	Sell	12/19/18	6,044,895	6,108,025	63,130
	Indonesian Rupiah	Buy	12/19/18	2,987,726	2,992,252	(4,526)
	Indonesian Rupiah	Sell	12/19/18	3,005,852	2,988,924	(16,928)
	Japanese Yen	Sell	11/19/18	3,428,619	3,500,682	72,063
	New Zealand Dollar	Buy	10/17/18	5,630,426	5,620,650	9,776
	New Zealand Dollar	Sell	10/17/18	5,630,426	5,728,050	97,624
	Swedish Krona	Buy	12/19/18	3,030,546	3,066,882	(36,336)
	Swedish Krona	Sell	12/19/18	659,919	647,654	(12,265)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/17/18	4,882,180	4,989,478	(107,298)
	British Pound	Buy	12/19/18	3,041,518	3,040,097	1,421
	Canadian Dollar	Buy	10/17/18	3,457,748	3,450,492	7,256
	Canadian Dollar	Sell	10/17/18	3,457,748	3,385,076	(72,672)
	Euro	Sell	12/19/18	6,956,216	6,975,471	19,255

78 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $487,671,514) cont.
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	Japanese Yen	Sell	11/19/18	$3,026,394	$3,057,008	$30,614
	New Zealand Dollar	Buy	10/17/18	5,933,972	6,021,347	(87,375)
	New Zealand Dollar	Sell	10/17/18	5,933,972	6,029,882	95,910
	Norwegian Krone	Sell	12/19/18	122,824	42,792	(80,032)
	Singapore Dollar	Buy	11/19/18	2,505,711	2,518,042	(12,331)
	Swedish Krona	Sell	12/19/18	14,181,616	13,905,339	(276,277)
	Swiss Franc	Buy	12/19/18	5,222,050	5,283,877	(61,827)
	NatWest Markets PLC
	Australian Dollar	Buy	10/17/18	4,348,245	4,459,850	(111,605)
	Canadian Dollar	Buy	10/17/18	6,007,881	5,912,874	95,007
	Canadian Dollar	Sell	10/17/18	6,007,881	5,885,750	(122,131)
	Euro	Sell	12/19/18	944,862	947,182	2,320
	Japanese Yen	Sell	11/19/18	3,026,393	3,057,021	30,628
	New Zealand Dollar	Sell	10/17/18	3,041,563	3,056,326	14,763
	Norwegian Krone	Buy	12/19/18	1,519,695	1,523,422	(3,727)
	Swedish Krona	Sell	12/19/18	4,769,247	4,681,582	(87,665)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/18	1,378,209	1,536,594	(158,385)
	British Pound	Sell	12/19/18	2,010,322	2,002,574	(7,748)
	Canadian Dollar	Sell	10/17/18	1,433,719	1,410,491	(23,228)
	Euro	Sell	12/19/18	10,364,381	10,393,896	29,515
	Japanese Yen	Sell	11/19/18	4,498,921	4,617,755	118,834
	New Zealand Dollar	Sell	10/17/18	3,041,564	3,085,290	43,726
	Norwegian Krone	Buy	12/19/18	9,885,972	9,683,659	202,313
	Swedish Krona	Sell	12/19/18	3,971,490	3,902,029	(69,461)
UBS AG
	Australian Dollar	Buy	10/17/18	6,703,382	6,874,572	(171,190)
	British Pound	Sell	12/19/18	3,020,847	3,048,894	28,047
	Canadian Dollar	Buy	10/17/18	6,080,140	6,025,143	54,997
	Canadian Dollar	Sell	10/17/18	6,080,140	5,991,802	(88,338)
	Euro	Sell	12/19/18	11,769,694	11,816,299	46,605
	Japanese Yen	Buy	11/19/18	563,785	575,718	(11,933)
	New Zealand Dollar	Sell	10/17/18	3,241,033	3,278,691	37,658
	Norwegian Krone	Buy	12/19/18	2,650,771	2,568,725	82,046
	WestPac Banking Corp.
	Australian Dollar	Buy	10/17/18	6,879,915	6,989,991	(110,076)
	Australian Dollar	Sell	10/17/18	6,879,915	6,885,468	5,553
	New Zealand Dollar	Sell	10/17/18	1,784,354	1,798,734	14,380
	Unrealized appreciation					3,035,283
	Unrealized (depreciation)					(3,317,323)
Total						$(282,040)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Growth Fund 79

FUTURES CONTRACTS OUTSTANDING at 9/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,833	$155,490,723	$155,878,320	Dec-18	$(1,923,298)
S&P 500 Index E-Mini (Long)	965	140,599,535	140,841,750	Dec-18	1,213,627
S&P 500 Index E-Mini (Short)	220	32,053,780	32,109,000	Dec-18	(281,691)
S&P Mid Cap 400 Index E-Mini (Long)	323	65,231,465	65,413,960	Dec-18	(570,066)
Tokyo Price Index (Long)	186	29,749,032	29,753,124	Dec-18	2,213,062
U.S. Treasury Bond 30 yr (Long)	80	11,240,000	11,240,000	Dec-18	(260,051)
U.S. Treasury Bond Ultra 30 yr (Long)	162	24,993,563	24,993,563	Dec-18	(757,168)
U.S. Treasury Bond Ultra 30 yr (Short)	6	925,688	925,688	Dec-18	27,238
U.S. Treasury Note 2 yr (Long)	290	61,112,969	61,112,969	Dec-18	(154,408)
U.S. Treasury Note 2 yr (Short)	212	44,675,688	44,675,688	Dec-18	105,576
U.S. Treasury Note 5 yr (Long)	556	62,536,969	62,536,969	Dec-18	(439,197)
U.S. Treasury Note 5 yr (Short)	405	45,553,008	45,553,008	Dec-18	315,760
U.S. Treasury Note 10 yr (Long)	248	29,457,750	29,457,750	Dec-18	(319,848)
U.S. Treasury Note Ultra 10 yr (Long)	6	756,000	756,000	Dec-18	(10,512)
Unrealized appreciation					3,875,263
Unrealized (depreciation)					(4,716,239)
Total					$(840,976)

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $122,449)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$24,280,900	$24,280,900	$115,140
Total				$115,140

TBA SALE COMMITMENTS OUTSTANDING at 9/30/18 (proceeds receivable $20,781,133)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 10/1/48	$9,000,000	10/11/18	$9,087,188
Federal National Mortgage Association, 3.50%, 10/1/48	3,000,000	10/11/18	2,952,188
Federal National Mortgage Association, 3.00%, 10/1/48	8,000,000	10/11/18	7,654,374
Government National Mortgage Association, 4.00%, 10/1/48	1,000,000	10/18/18	1,016,719
Total			$20,710,469

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$69,192,800	$36,811 E	$(26,314)	12/19/20	3.05% —	3 month USD-	$10,497
				Semiannually	LIBOR-BBA —
Quarterly
43,259,500	23,014 E	15,171	12/19/20	3 month USD-	3.05% —	(7,843)
				LIBOR-BBA —	Semiannually
Quarterly

80 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$11,082,200	$2,239 E	$22,425	12/19/23	3 month USD-	3.10% —	$24,664
				LIBOR-BBA —	Semiannually
				Quarterly
31,767,900	6,417 E	(64,344)	12/19/23	3.10% —	3 month USD-	(70,762)
				Semiannually	LIBOR-BBA —
					Quarterly
15,148,100	20,086 E	11,338	12/19/28	3 month USD-	3.15% —	31,424
				LIBOR-BBA —	Semiannually
				Quarterly
33,509,900	44,434 E	(25,841)	12/19/28	3.15% —	3 month USD-	(70,275)
				Semiannually	LIBOR-BBA —
					Quarterly
5,540,000	75,920 E	(30,161)	12/19/48	3 month USD-	3.20% —	45,760
				LIBOR-BBA —	Semiannually
				Quarterly
2,369,100	32,466 E	12,848	12/19/48	3.20% —	3 month USD-	(19,619)
				Semiannually	LIBOR-BBA —
					Quarterly
4,217,000	10,483	(56)	9/28/28	3.143% —	3 month USD-	(10,805)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(84,934)				$(66,959)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$8,339	$8,322	$—	1/12/42	4.00% (1 month	Synthetic TRS	$50
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
139,644	139,253	—	1/12/41	4.00% (1 month	Synthetic TRS	771
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
351	351	—	1/12/38	6.50% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
112,953	112,615	—	1/12/40	4.50% (1 month	Synthetic MBX	(209)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$25,785	$25,807	$—	1/12/39	(6.00%) 1 month	Synthetic MBX	$(67)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
37,477	37,548	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(426)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,371	9,308	—	1/12/43	3.50% (1 month	Synthetic TRS	9
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
216,435	215,737	—	1/12/40	5.00% (1 month	Synthetic MBX	(407)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
731,913	729,448	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,481)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
252,285	252,389	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(581)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
281,292	280,344	—	1/12/41	5.00% (1 month	Synthetic MBX	(569)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
132,986,673	133,793,674	—	11/27/18	3 month USD-	Russell 1000 Total	(482,566)
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
158,492,570	159,433,501	—	11/27/18	(3 month USD-	A basket	900,794
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly*
Credit Suisse International
993,106	990,595	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(1,387)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
25,115	25,078	—	1/12/45	3.50% (1 month	Synthetic TRS	151
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$12,409	$12,447	$—	1/12/39	6.00% (1 month	Synthetic TRS	$180
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
2,326	2,329	—	1/12/38	6.50% (1 month	Synthetic TRS	30
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
20,646	20,603	—	1/12/42	4.00% (1 month	Synthetic TRS	125
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
20,646	20,603	—	1/12/42	4.00% (1 month	Synthetic TRS	125
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
85,978	85,662	—	1/12/40	4.00% (1 month	Synthetic TRS	441
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
14,476	14,482	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(33)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
17,385	17,392	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(40)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
328,156	328,291	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(756)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
139,644	139,253	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(772)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
49,630	49,529	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(300)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		902,680
Upfront premium (paid)		—		Unrealized (depreciation)		(489,594)
Total		$—		Total		$413,086

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

Dynamic Asset Allocation Growth Fund 83

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	38,985	$4,399,076	2.76%
Alphabet, Inc. Class A	Communication Services	3,300	3,983,875	2.50%
Apple, Inc.	Information Technology	17,160	3,873,619	2.43%
Intuit, Inc.	Information Technology	15,241	3,465,885	2.17%
Humana, Inc.	Health Care	9,151	3,097,939	1.94%
TJX Cos., Inc. (The)	Consumer Discretionary	26,627	2,982,802	1.87%
American Express Co.	Financials	27,989	2,980,525	1.87%
McDonald’s Corp.	Consumer Discretionary	17,815	2,980,326	1.87%
Danaher Corp.	Health Care	26,653	2,896,152	1.82%
Pfizer, Inc.	Health Care	63,448	2,796,142	1.75%
Raytheon Co.	Industrials	13,504	2,790,736	1.75%
Texas Instruments, Inc.	Information Technology	25,697	2,757,012	1.73%
Occidental Petroleum Corp.	Energy	33,331	2,738,832	1.72%
Lowe’s Cos., Inc.	Consumer Discretionary	23,718	2,723,300	1.71%
Northrop Grumman Corp.	Industrials	8,279	2,627,549	1.65%
Exxon Mobil Corp.	Energy	30,285	2,574,865	1.62%
Cognizant Technology Solutions Corp.	Information Technology	32,758	2,527,294	1.59%
Class A
Constellation Brands, Inc. Class A	Consumer Staples	11,583	2,497,584	1.57%
Honeywell International, Inc.	Industrials	14,638	2,435,832	1.53%
PNC Financial Services Group, Inc.	Financials	17,763	2,419,139	1.52%
(The)
American Electric Power Co., Inc.	Utilities	32,323	2,291,069	1.44%
eBay, Inc.	Consumer Discretionary	66,204	2,186,067	1.37%
Norfolk Southern Corp.	Industrials	11,866	2,141,737	1.34%
Johnson & Johnson	Health Care	15,051	2,079,646	1.30%
Microsoft Corp.	Information Technology	18,092	2,069,170	1.30%
Baxter International, Inc.	Health Care	26,485	2,041,728	1.28%
Kimberly-Clark Corp.	Consumer Staples	17,928	2,037,373	1.28%
F5 Networks, Inc.	Information Technology	9,656	1,925,639	1.21%
NetApp, Inc.	Information Technology	21,662	1,860,579	1.17%
Walt Disney Co. (The)	Communication Services	15,848	1,853,208	1.16%
Marathon Petroleum Corp.	Energy	22,789	1,822,418	1.14%
Allstate Corp. (The)	Financials	18,055	1,781,985	1.12%
HP, Inc.	Information Technology	68,517	1,765,694	1.11%
Duke Energy Corp.	Utilities	21,846	1,748,078	1.10%
Fidelity National Information	Information Technology	15,513	1,692,029	1.06%
Services, Inc.
Verizon Communications, Inc.	Communication Services	30,140	1,609,178	1.01%
Sysco Corp.	Consumer Staples	21,908	1,604,733	1.01%
Ross Stores, Inc.	Consumer Discretionary	15,491	1,535,178	0.96%
General Dynamics Corp.	Industrials	7,317	1,497,849	0.94%
Facebook, Inc. Class A	Communication Services	8,744	1,437,981	0.90%
Harris Corp.	Industrials	8,330	1,409,474	0.88%
Merck & Co., Inc.	Health Care	19,191	1,361,398	0.85%
Kinder Morgan, Inc.	Energy	74,114	1,314,043	0.82%

84 Dynamic Asset Allocation Growth Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Valero Energy Corp.	Energy	11,384	$1,294,908	0.81%
Red Hat, Inc.	Information Technology	9,483	1,292,366	0.81%
Waste Management, Inc.	Industrials	14,285	1,290,822	0.81%
Fiserv, Inc.	Information Technology	15,608	1,285,786	0.81%
UnitedHealth Group, Inc.	Health Care	4,766	1,267,895	0.80%
Worldpay, Inc. Class A	Information Technology	12,325	1,248,165	0.78%
Zoetis, Inc.	Health Care	13,336	1,221,037	0.77%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$2,358	5/11/63	300 bp —	$(981)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	5,070	5/11/63	300 bp —	(2,457)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	10,139	5/11/63	300 bp —	(4,787)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	5	7,000	86	5/11/63	200 bp —	(78)
Index						Monthly
CMBX NA A.6	A/P	8	7,000	86	5/11/63	200 bp —	(76)
Index						Monthly
CMBX NA A.6	A/P	(3)	7,000	86	5/11/63	200 bp —	(86)
Index						Monthly
CMBX NA A.6	A/P	22	14,000	172	5/11/63	200 bp —	(146)
Index						Monthly
CMBX NA A.6	A/P	507	52,000	640	5/11/63	200 bp —	(115)
Index						Monthly
CMBX NA A.6	A/P	1,451	112,000	1,378	5/11/63	200 bp —	111
Index						Monthly
CMBX NA A.6	A/P	958	208,000	2,558	5/11/63	200 bp —	(1,531)
Index						Monthly
CMBX NA A.6	A/P	3,305	239,000	2,940	5/11/63	200 bp —	445
Index						Monthly
CMBX NA BB.6	BB/P	57,595	234,000	48,859	5/11/63	500 bp —	8,931
Index						Monthly
CMBX NA BB.7	BB/P	13,625	106,000	13,398	1/17/47	500 bp —	314
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	34	22,000	271	5/11/63	200 bp —	(229)
Index						Monthly
CMBX NA A.6	A/P	77	40,000	492	5/11/63	200 bp —	(401)
Index						Monthly
CMBX NA A.6	A/P	12,962	260,000	3,198	5/11/63	200 bp —	9,851
Index						Monthly

Dynamic Asset Allocation Growth Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA A.6	A/P	$118,908	$2,343,000	$28,819	5/11/63	200 bp —	$90,870
Index						Monthly
CMBX NA A.7	A-/P	3,286	79,000	103	1/17/47	200 bp —	3,415
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,049	74,000	8,725	5/11/63	300 bp —	(639)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,550	107,000	12,615	5/11/63	300 bp —	989
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,007	290,000	34,191	5/11/63	300 bp —	(3,039)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	33,278	421,000	23,744	1/17/47	300 bp —	9,744
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	136	18,000	221	5/11/63	200 bp —	(80)
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	1,525	5/11/63	200 bp —	4,793
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	1,525	5/11/63	200 bp —	4,969
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	1,525	5/11/63	200 bp —	4,793
Index						Monthly
CMBX NA A.6	A/P	8,866	135,000	1,661	5/11/63	200 bp —	7,250
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	2,030	5/11/63	200 bp —	6,177
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	3,026	5/11/63	200 bp —	4,665
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	3,161	5/11/63	200 bp —	10,163
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	5,018	5/11/63	200 bp —	7,917
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	7,011	5/11/63	200 bp —	27,529
Index						Monthly
CMBX NA A.6	A/P	35,368	695,000	8,549	5/11/63	200 bp —	27,051
Index						Monthly
CMBX NA A.7	A-/P	8,924	177,000	230	1/17/47	200 bp —	9,213
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,769	35,000	4,127	5/11/63	300 bp —	(1,340)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	4,362	5/11/63	300 bp —	(338)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,651	70,000	8,253	5/11/63	300 bp —	(4,567)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	8,253	5/11/63	300 bp —	(3,449)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,158	74,000	8,725	5/11/63	300 bp —	(530)
Index						Monthly

86 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$7,764	$92,000	$10,847	5/11/63	300 bp —	$(3,037)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	16,034	5/11/63	300 bp —	(4,490)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,435	144,000	16,978	5/11/63	300 bp —	(4,471)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,950	247,000	29,121	5/11/63	300 bp —	(17,048)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,899	262,000	30,890	5/11/63	300 bp —	1,141
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	84,534	5/11/63	300 bp —	(16,929)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	101,984	5/11/63	300 bp —	(36,528)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,583	401,000	22,616	1/17/47	300 bp —	9,167
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	13,558	64,000	13,363	5/11/63	500 bp —	248
Index						Monthly
CMBX NA BB.6	BB/P	14,604	69,000	14,407	5/11/63	500 bp —	254
Index						Monthly
CMBX NA A.6	A/P	132	16,000	197	5/11/63	200 bp —	(59)
Index						Monthly
CMBX NA A.6	A/P	5,480	107,000	1,316	5/11/63	200 bp —	4,200
Index						Monthly
CMBX NA A.6	A/P	8,974	145,000	1,784	5/11/63	200 bp —	7,239
Index						Monthly
CMBX NA A.6	A/P	10,305	171,000	2,103	5/11/63	200 bp —	8,259
Index						Monthly
CMBX NA A.6	A/P	14,837	293,000	3,604	5/11/63	200 bp —	11,331
Index						Monthly
CMBX NA A.6	A/P	5,134	298,000	3,665	5/11/63	200 bp —	1,568
Index						Monthly
CMBX NA A.6	A/P	19,478	331,000	4,071	5/11/63	200 bp —	15,517
Index						Monthly
CMBX NA A.6	A/P	16,035	352,000	4,330	5/11/63	200 bp —	11,823
Index						Monthly
CMBX NA A.6	A/P	10,929	381,000	4,686	5/11/63	200 bp —	6,369
Index						Monthly
CMBX NA A.6	A/P	12,641	383,000	4,711	5/11/63	200 bp —	8,058
Index						Monthly
CMBX NA A.6	A/P	13,363	408,000	5,018	5/11/63	200 bp —	8,480
Index						Monthly
CMBX NA A.6	A/P	13,700	453,000	5,572	5/11/63	200 bp —	8,279
Index						Monthly
CMBX NA A.6	A/P	23,250	511,000	6,285	5/11/63	200 bp —	17,135
Index						Monthly

Dynamic Asset Allocation Growth Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$16,858	$599,000	$7,368	5/11/63	200 bp —	$9,690
Index						Monthly
CMBX NA A.6	A/P	38,013	786,000	9,668	5/11/63	200 bp —	28,607
Index						Monthly
CMBX NA A.7	A-/P	10,218	233,000	303	1/17/47	200 bp —	10,598
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,108	20,000	2,358	5/11/63	300 bp —	760
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,181	23,000	2,712	5/11/63	300 bp —	(520)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,753	34,000	4,009	5/11/63	300 bp —	(239)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,150	37,000	4,362	5/11/63	300 bp —	(194)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,357	38,000	4,480	5/11/63	300 bp —	896
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,878	52,000	6,131	5/11/63	300 bp —	(227)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,500	52,000	6,131	5/11/63	300 bp —	395
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,053	55,000	6,485	5/11/63	300 bp —	(404)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,036	62,000	7,310	5/11/63	300 bp —	(242)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,102	137,000	16,152	5/11/63	300 bp —	8,019
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,746	716,000	84,416	5/11/63	300 bp —	1,688
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	1,016	78,000	959	5/11/63	200 bp —	83
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,042	45,000	5,306	5/11/63	300 bp —	(241)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	10,374	75,000	8,843	5/11/63	300 bp —	1,569
Index						Monthly
CMBX NA A.6	A/P	—	1,000	12	5/11/63	200 bp —	(12)
Index						Monthly
CMBX NA A.6	A/P	60	1,000	12	5/11/63	200 bp —	48
Index						Monthly
CMBX NA A.6	A/P	197	21,000	258	5/11/63	200 bp —	(54)
Index						Monthly
CMBX NA A.6	A/P	76	28,000	344	5/11/63	200 bp —	(259)
Index						Monthly
CMBX NA A.6	A/P	536	48,000	590	5/11/63	200 bp —	(38)
Index						Monthly

88 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$940	$68,000	$836	5/11/63	200 bp —	$127
Index						Monthly
CMBX NA A.6	A/P	8,628	167,000	2,054	5/11/63	200 bp —	6,629
Index						Monthly
CMBX NA BB.6	BB/P	18,418	75,000	15,660	5/11/63	500 bp —	2,820
Index						Monthly
CMBX NA BB.6	BB/P	36,962	150,000	31,320	5/11/63	500 bp —	5,766
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,814	114,000	13,441	5/11/63	300 bp —	430
Index						Monthly
Upfront premium received		1,216,510		Unrealized appreciation			436,383
Upfront premium (paid)		(3)		Unrealized (depreciation)			(109,861)
Total		$1,216,507		Total			$326,522

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$316	1/17/47	(200 bp) —	$(2,198)
					Monthly
CMBX NA BB.7 Index	(14,531)	72,000	9,101	1/17/47	(500 bp) —	(5,490)
					Monthly
CMBX NA BB.7 Index	(8,981)	55,000	6,952	1/17/47	(500 bp) —	(2,075)
					Monthly
CMBX NA BB.7 Index	(8,638)	55,000	6,952	1/17/47	(500 bp) —	(1,732)
					Monthly
CMBX NA BB.9 Index	(16,637)	108,000	14,947	9/17/58	(500 bp) —	(1,780)
					Monthly
CMBX NA BB.9 Index	(16,712)	108,000	14,947	9/17/58	(500 bp) —	(1,855)
					Monthly
CMBX NA BB.9 Index	(16,321)	106,000	14,670	9/17/58	(500 bp) —	(1,739)
					Monthly
CMBX NA BB.9 Index	(8,454)	54,000	7,474	9/17/58	(500 bp) —	(1,025)
					Monthly

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.7 Index	$(10,167)	$576,000	$120,269	5/11/63	(500 bp) —	$109,622
					Monthly
CMBX NA BB.7 Index	(49,346)	300,000	37,920	1/17/47	(500 bp) —	(11,676)
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	19,339	1/17/47	(500 bp) —	(9,011)
					Monthly
CMBX NA BB.9 Index	(26,498)	166,000	22,974	9/17/58	(500 bp) —	(3,662)
					Monthly
CMBX NA BB.9 Index	(6,930)	45,000	6,228	9/17/58	(500 bp) —	(739)
					Monthly
CMBX NA BB.9 Index	(4,223)	27,000	3,737	9/17/58	(500 bp) —	(509)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(23,529)	230,000	48,024	5/11/63	(500 bp) —	24,304
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	5,814	1/17/47	(500 bp) —	(1,185)
					Monthly
CMBX NA BB.7 Index	(86,296)	425,000	53,720	1/17/47	(500 bp) —	(32,930)
					Monthly
CMBX NA BB.7 Index	(16,548)	101,000	12,766	1/17/47	(500 bp) —	(3,866)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(11,020)	69,000	8,722	1/17/47	(500 bp) —	(2,356)
					Monthly
CMBX NA BB.7 Index	(10,231)	64,000	8,090	1/17/47	(500 bp) —	(2,195)
					Monthly
CMBX NA BB.6 Index	(13,694)	103,000	21,506	5/11/63	(500 bp) —	7,727
					Monthly
CMBX NA BB.6 Index	(11,389)	81,000	16,913	5/11/63	(500 bp) —	5,457
					Monthly
CMBX NA BB.6 Index	(3,452)	24,000	5,011	5/11/63	(500 bp) —	1,539
					Monthly
CMBX NA BB.7 Index	(91,245)	533,000	67,371	1/17/47	(500 bp) —	(24,318)
					Monthly
CMBX NA BB.7 Index	(21,925)	135,000	17,064	1/17/47	(500 bp) —	(4,973)
					Monthly
CMBX NA BB.7 Index	(12,452)	64,000	8,090	1/17/47	(500 bp) —	(4,416)
					Monthly
CMBX NA BB.7 Index	(11,519)	64,000	8,090	1/17/47	(500 bp) —	(3,483)
					Monthly
CMBX NA BB.7 Index	(8,638)	55,000	6,952	1/17/47	(500 bp) —	(1,732)
					Monthly
CMBX NA BB.7 Index	(8,140)	52,000	6,573	1/17/47	(500 bp) —	(1,610)
					Monthly
CMBX NA BBB–.7 Index	(13,213)	197,000	11,111	1/17/47	(300 bp) —	(2,201)
					Monthly

90 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(3,090)	$42,000	$2,369	1/17/47	(300 bp) —	$(742)
					Monthly
CMBX NA BBB–.7 Index	(3,090)	42,000	2,369	1/17/47	(300 bp) —	(742)
					Monthly
CMBX NA BBB–.7 Index	(3,236)	29,000	1,636	1/17/47	(300 bp) —	(1,615)
					Monthly
CMBX NA BBB–.7 Index	(1,988)	22,000	1,241	1/17/47	(300 bp) —	(758)
					Monthly
CMBX NA BBB–.7 Index	(2,095)	20,000	1,128	1/17/47	(300 bp) —	(977)
					Monthly
CMBX NA BBB–.7 Index	(1,004)	9,000	508	1/17/47	(300 bp) —	(501)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(44,585)	257,000	32,485	1/17/47	(500 bp) —	(12,314)
					Monthly
CMBX NA BB.9 Index	(16,892)	108,000	14,947	9/17/58	(500 bp) —	(2,036)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	2,312	1/17/47	(300 bp) —	(1,886)
					Monthly
CMBX NA BB.7 Index	(30,166)	150,000	18,960	1/17/47	(500 bp) —	(11,331)
					Monthly
CMBX NA BB.7 Index	(24,296)	126,000	15,926	1/17/47	(500 bp) —	(8,475)
					Monthly
CMBX NA BB.7 Index	(15,137)	75,000	9,480	1/17/47	(500 bp) —	(5,719)
					Monthly
Upfront premium received	—		Unrealized appreciation			148,649
Upfront premium (paid)	(717,471)		Unrealized (depreciation)			(175,852)
Total	$(717,471)		Total			$(27,203)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 31	B+/P	$(1,801,502)	$25,071,000	$1,833,568	12/20/23	500 bp —	$42,512
Index						Quarterly
NA IG Series 31	BBB+/P	(917,853)	52,190,000	1,008,624	12/20/23	100 bp —	98,019
Index						Quarterly
Total		$(2,719,355)					$140,531

Dynamic Asset Allocation Growth Fund 91

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 31	$4,158,385	$57,913,000	$4,235,467	12/20/23	(500 bp) —	$(101,213)
Index					Quarterly
Total	$4,158,385					$(101,213)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$94,199,505	$—	$—
Capital goods	148,739,436	—	—
Communication services	53,767,335	—	—
Conglomerates	12,495,322	—	—
Consumer cyclicals	283,508,100	—	4
Consumer staples	161,189,909	—	9,671
Energy	116,178,652	—	30,660
Financials	384,260,578	—	—
Government	79,400	—	—
Health care	253,274,804	—	—
Technology	431,282,274	—	—
Transportation	38,893,166	—	—
Utilities and power	69,625,069	8,192	—
Total common stocks	2,047,493,550	8,192	40,335

92 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Investments in securities: cont.	Level 1	Level 2	Level 3
Asset-backed securities	$—	$11,464,010	$—
Commodity linked notes	—	19,611,546	—
Convertible bonds and notes	—	147,834	—
Convertible preferred stocks	—	252,257	—
Corporate bonds and notes	—	287,152,475	26
Foreign government and agency bonds and notes	—	10,737,990	—
Investment companies	1,031,475	—	—
Mortgage-backed securities	—	49,028,140	—
Preferred stocks	176,736	—	—
Purchased options outstanding	—	256,552	—
Senior loans	—	4,483,180	—
U.S. government and agency mortgage obligations	—	137,220,368	—
U.S. treasury obligations	—	112,574	—
Warrants	234	8,825,635	—
Short-term investments	228,655,519	254,930,374	—
Totals by level	$2,277,357,514	$784,231,127	$40,361

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(282,040)	$—
Futures contracts	(840,976)	—	—
Written options outstanding	—	(115,140)	—
TBA sale commitments	—	(20,710,469)	—
Interest rate swap contracts	—	17,975	—
Total return swap contracts	—	413,086	—
Credit default contracts	—	(1,599,429)	—
Totals by level	$(840,976)	$(22,276,017)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 93

Statement of assets and liabilities 9/30/18

ASSETS
Investment in securities, at value, including $6,094,574 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,535,880,715)	$2,826,699,008
Affiliated issuers (identified cost $234,929,994) (Notes 1 and 5)	234,929,994
Foreign currency (cost $1,286,417) (Note 1)	1,399,871
Dividends, interest and other receivables	8,395,140
Foreign tax reclaim	858,552
Receivable for shares of the fund sold	8,634,526
Receivable for investments sold	7,867,074
Receivable for sales of delayed delivery securities (Note 1)	19,785,049
Receivable for variation margin on futures contracts (Note 1)	808,810
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,450
Unrealized appreciation on forward currency contracts (Note 1)	3,035,283
Unrealized appreciation on OTC swap contracts (Note 1)	1,487,712
Premium paid on OTC swap contracts (Note 1)	717,474
Prepaid assets	53,134
Total assets	3,114,673,077

LIABILITIES
Payable to custodian	133,186
Payable for investments purchased	3,395,453
Payable for purchases of delayed delivery securities (Note 1)	29,639,781
Payable for shares of the fund repurchased	35,165,050
Payable for compensation of Manager (Note 2)	1,462,521
Payable for custodian fees (Note 2)	155,054
Payable for investor servicing fees (Note 2)	629,522
Payable for Trustee compensation and expenses (Note 2)	504,541
Payable for administrative services (Note 2)	11,669
Payable for distribution fees (Note 2)	1,385,929
Payable for variation margin on futures contracts (Note 1)	49,218
Payable for variation margin on centrally cleared swap contracts (Note 1)	38,882
Unrealized depreciation on OTC swap contracts (Note 1)	775,307
Premium received on OTC swap contracts (Note 1)	1,216,510
Unrealized depreciation on forward currency contracts (Note 1)	3,317,323
Written options outstanding, at value (premiums $122,449) (Note 1)	115,140
TBA sale commitments, at value (proceeds receivable $20,781,133) (Note 1)	20,710,469
Collateral on securities loaned, at value (Note 1)	6,294,475
Collateral on certain derivative contracts, at value (Notes 1 and 9)	132,574
Other accrued expenses	472,618
Total liabilities	105,605,222

Net assets	$3,009,067,855

(Continued on next page)

94 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,479,352,889
Total distributable earnings (Note 1)	529,714,966
Total — Representing net assets applicable to capital shares outstanding	$3,009,067,855

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,689,770,429 divided by 95,069,574 shares)	$17.77
Offering price per class A share (100/94.25 of $17.77)*	$18.85
Net asset value and offering price per class B share ($60,391,272 divided by 3,492,286 shares)**	$17.29
Net asset value and offering price per class C share ($267,362,614 divided by 16,098,971 shares)**	$16.61
Net asset value and redemption price per class M share ($30,127,914 divided by 1,741,131 shares)	$17.30
Offering price per class M share (100/96.50 of $17.30)*	$17.93
Net asset value, offering price and redemption price per class P share
($261,163,074 divided by 14,476,781 shares)	$18.04
Net asset value, offering price and redemption price per class R share
($33,614,946 divided by 1,938,376 shares)	$17.34
Net asset value, offering price and redemption price per class R5 share
($17,967,112 divided by 999,063 shares)	$17.98
Net asset value, offering price and redemption price per class R6 share
($301,016,473 divided by 16,689,464 shares)	$18.04
Net asset value, offering price and redemption price per class Y share
($347,654,021 divided by 19,320,304 shares)	$17.99

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Statement of operations Year ended 9/30/18

INVESTMENT INCOME
Dividends (net of foreign tax of $1,896,506)	$46,755,717
Interest (net of foreign tax of $2,819 ) (including interest income of $4,367,410 from investments
in affiliated issuers) (Note 5)	28,820,254
Securities lending (net of expenses) (Notes 1 and 5)	123,523
Total investment income	75,699,494

EXPENSES
Compensation of Manager (Note 2)	17,420,847
Investor servicing fees (Note 2)	4,168,913
Custodian fees (Note 2)	388,067
Trustee compensation and expenses (Note 2)	137,817
Distribution fees (Note 2)	8,043,987
Administrative services (Note 2)	86,131
Other	1,070,458
Total expenses	31,316,220
Expense reduction (Note 2)	(103,644)
Net expenses	31,212,576

Net investment income	44,486,918

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $629,688) (Notes 1 and 3)	183,916,466
Foreign currency transactions (Note 1)	(321,037)
Forward currency contracts (Note 1)	(9,009,628)
Futures contracts (Note 1)	70,117,809
Swap contracts (Note 1)	2,442,987
Written options (Note 1)	1,936,619
Total net realized gain	249,083,216
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(3,442,305)
Assets and liabilities in foreign currencies	114,834
Forward currency contracts	(1,223,687)
Futures contracts	(17,195,865)
Swap contracts	3,497,433
Written options	(634,692)
Total change in net unrealized depreciation	(18,884,282)

Net gain on investments	230,198,934

Net increase in net assets resulting from operations	$274,685,852

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$44,486,918	$36,140,673
Net realized gain on investments
and foreign currency transactions	249,083,216	210,410,045
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(18,884,282)	157,382,127
Net increase in net assets resulting from operations	274,685,852	403,932,845
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(28,452,691)	(5,525,214)
Class B	(702,570)	—
Class C	(3,747,365)	—
Class M	(372,694)	—
Class P	(5,567,352)	(1,053,302)
Class R	(556,028)	(53,962)
Class R5	(352,890)	(24,126)
Class R6	(5,353,555)	(1,102,358)
Class Y	(6,050,722)	(1,079,785)
Net realized short-term gain on investments
Class A	(51,915,217)	—
Class B	(2,314,577)	—
Class C	(10,384,053)	—
Class M	(995,529)	—
Class P	(8,295,075)	—
Class R	(1,106,458)	—
Class R5	(536,575)	—
Class R6	(8,098,618)	—
Class Y	(9,645,371)	—
From net realized long-term gain on investments
Class A	(72,138,515)	(17,606,540)
Class B	(3,216,208)	(915,711)
Class C	(14,429,105)	(3,233,705)
Class M	(1,383,332)	(368,605)
Class P	(11,526,378)	(2,562,288)
Class R	(1,537,473)	(289,855)
Class R5	(745,594)	(46,760)
Class R6	(11,253,391)	(1,741,541)
Class Y	(13,402,675)	(2,416,662)
Increase from capital share transactions (Note 4)	217,783,100	32,903,033
Total increase in net assets	218,388,941	398,815,464

NET ASSETS
Beginning of year	2,790,678,914	2,391,863,450
End of year (Note 1)	$3,009,067,855	$2,790,678,914

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2018	$17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	$17.77	9.85	$1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[e]	1.32[e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	17.58	14.29	1,362,485	1.06	1.21	188
Class B
September 30, 2018	$17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	$17.29	9.06	$60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[e]	.56[e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	17.22	13.45	107,877	1.81	.45	188
Class C
September 30, 2018	$16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	$16.61	9.06	$267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[e]	.58[e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	16.82	13.49	168,304	1.81	.46	188
Class M
September 30, 2018	$17.38	.17	1.39	1.56	(.22)	(1.42)	(1.64)	$17.30	9.33	$30,128	1.57	.99	109
September 30, 2017	15.14	.15	2.28	2.43	—	(.19)	(.19)	17.38	16.20	33,775	1.58	.91	124
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58[e]	.82[e]	216
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	17.23	13.71	30,005	1.56	.71	188
Class P
September 30, 2018	$18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	$18.04	10.34	$261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
September 30, 2018	$17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	$17.34	9.59	$33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[e]	1.09[e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	17.28	14.06	19,617	1.31	.96	188

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 99

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2018	$18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	$17.98	10.13	$17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[e]	1.53[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	17.74	14.59	6,434.81		1.51	188
Class R6
September 30, 2018	$18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	$18.04	10.30	$301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[e]	1.72[e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	17.78	14.74	31,438.71		1.56	188
Class Y
September 30, 2018	$18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	$17.99	10.14	$347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[e]	1.59[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	17.74	14.59	146,825.81		1.46	188

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 101

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

102 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Growth Fund 103

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

104 Dynamic Asset Allocation Growth Fund

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

Dynamic Asset Allocation Growth Fund 105

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

106 Dynamic Asset Allocation Growth Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Dynamic Asset Allocation Growth Fund 107

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $330,901 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $995,908 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,131,816 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,294,475 and the value of securities loaned amounted to $6,094,574.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

108 Dynamic Asset Allocation Growth Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,307,532 to decrease undistributed net investment income, $1,679 to decrease paid-in capital and $9,309,211 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$366,062,570
Unrealized depreciation	(80,038,375)
Net unrealized appreciation	286,024,195
Undistributed ordinary income	29,965,921
Undistributed long-term gain	170,006,358
Undistributed short-term gain	43,731,925
Cost for federal income tax purposes	$2,752,487,814

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $45,280,330.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 109

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.592% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,750,403	Class R	55,769
Class B	111,167	Class R5	25,806
Class C	476,668	Class R6	136,697
Class M	51,665	Class Y	534,124
Class P	26,614	Total	$4,168,913

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $11,612 under the expense offset arrangements and by $92,032 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,137, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

110 Dynamic Asset Allocation Growth Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,122,501
Class B	1.00%	1.00%	666,138
Class C	1.00%	1.00%	2,855,966
Class M	1.00%	0.75%	232,204
Class R	1.00%	0.50%	167,178
Total			$8,043,987

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $383,113 and $9,653 from the sale of class A and class M shares, respectively, and received $25,055 and $13,394 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,155 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,727,146,701	$2,725,743,513
U.S. government securities (Long-term)	—	—
Total	$2,727,146,701	$2,725,743,513

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 111

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	12,015,924	$207,255,312	8,796,821	$144,483,286
Shares issued in connection with
reinvestment of distributions	8,630,489	147,149,841	1,422,198	22,328,448
	20,646,413	354,405,153	10,219,019	166,811,734
Shares repurchased	(14,570,153)	(254,579,467)	(16,878,262)	(276,718,126)
Net increase (decrease)	6,076,260	$99,825,686	(6,659,243)	$(109,906,392)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	136,009	$2,287,010	316,353	$4,953,362
Shares issued in connection with
reinvestment of distributions	367,156	6,127,834	58,383	898,508
	503,165	8,414,844	374,736	5,851,870
Shares repurchased	(1,126,887)	(19,148,726)	(1,390,950)	(22,213,812)
Net decrease	(623,722)	$(10,733,882)	(1,016,214)	$(16,361,942)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	4,499,685	$73,598,945	3,497,029	$54,382,776
Shares issued in connection with
reinvestment of distributions	1,731,364	27,753,760	206,130	3,065,160
	6,231,049	101,352,705	3,703,159	57,447,936
Shares repurchased	(7,316,730)	(117,415,413)	(3,813,513)	(59,179,982)
Net decrease	(1,085,681)	$(16,062,708)	(110,354)	$(1,732,046)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	255,118	$4,371,857	207,177	$3,313,685
Shares issued in connection with
reinvestment of distributions	164,034	2,734,451	23,929	367,793
	419,152	7,106,308	231,106	3,681,478
Shares repurchased	(620,874)	(10,881,946)	(253,382)	(4,052,721)
Net decrease	(201,722)	$(3,775,638)	(22,276)	$(371,243)

112 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	4,958,883	$87,994,480	7,629,617	$124,459,992
Shares issued in connection with
reinvestment of distributions	1,472,696	25,388,805	227,825	3,615,590
	6,431,579	113,383,285	7,857,442	128,075,582
Shares repurchased	(5,667,955)	(100,499,631)	(6,825,910)	(113,648,231)
Net increase	763,624	$12,883,654	1,031,532	$14,427,351

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	543,322	$9,202,679	735,469	$11,887,702
Shares issued in connection with
reinvestment of distributions	163,612	2,727,405	18,323	282,177
	706,934	11,930,084	753,792	12,169,879
Shares repurchased	(600,303)	(10,170,684)	(454,230)	(7,206,642)
Net increase	106,631	$1,759,400	299,562	$4,963,237

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	931,200	$16,827,876	124,065	$2,126,790
Shares issued in connection with
reinvestment of distributions	94,951	1,635,059	4,472	70,886
	1,026,151	18,462,935	128,537	2,197,676
Shares repurchased	(150,628)	(2,665,808)	(267,346)	(4,487,683)
Net increase (decrease)	875,523	$15,797,127	(138,809)	$(2,290,007)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,233,264	$110,880,690	6,565,511	$109,717,431
Shares issued in connection with
reinvestment of distributions	1,431,377	24,705,564	179,200	2,843,899
	7,664,641	135,586,254	6,744,711	112,561,330
Shares repurchased	(3,841,915)	(68,377,756)	(2,496,789)	(41,688,524)
Net increase	3,822,726	$67,208,498	4,247,922	$70,872,806

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,858,331	$121,023,261	7,404,273	$122,183,309
Shares issued in connection with
reinvestment of distributions	1,608,753	27,718,819	212,733	3,371,816
	8,467,084	148,742,080	7,617,006	125,555,125
Shares repurchased	(5,554,670)	(97,861,117)	(3,145,459)	(52,253,856)
Net increase	2,912,414	$50,880,963	4,471,547	$73,301,269

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.1% of the fund.

Dynamic Asset Allocation Growth Fund 113

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 9/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$31,273,602	$269,338,351	$294,317,478	$455,666	$6,294,475
Putnam Short Term
Investment Fund**	234,437,630	418,842,650	424,644,761	4,367,410	228,635,519
Total Short-term
investments	$265,711,232	$688,181,001	$718,962,239	$4,823,076	$234,929,994

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

114 Dynamic Asset Allocation Growth Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$40,000
Purchased currency options (contract amount)	$38,100,000
Written equity option contracts (contract amount)	$42,000
Written currency options (contract amount)	$28,700,000
Written swap option contracts (contract amount)	$960,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$739,700,000
Centrally cleared interest rate swap contracts (notional)	$222,400,000
OTC total return swap contracts (notional)	$278,200,000
OTC credit default contracts (notional)	$26,500,000
Centrally cleared credit default contracts (notional)	$122,800,000
Warrants (number of warrants)	1,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,551,348*	Unrealized depreciation	$5,150,777*
Foreign exchange
contracts	Investments, Receivables	3,291,835	Payables	3,432,463
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	13,153,352*	Unrealized depreciation	3,257,621*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	585,517*	Unrealized depreciation	2,065,294*
Total		$20,582,052		$13,906,155

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 115

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(408,879)	$(408,879)
Foreign exchange
contracts	—	(835,543)	—	(9,009,628)	—	$(9,845,171)
Equity contracts	640,373	—	70,427,781	—	(115,327)	$70,952,827
Interest rate
contracts	—	262,371	(309,972)	—	2,967,193	$2,919,592
Total	$640,373	$(573,172)	$70,117,809	$(9,009,628)	$2,442,987	$63,618,369

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$423,392	$423,392
Foreign exchange
contracts	—	114,548	—	(1,223,687)	—	$(1,109,139)
Equity contracts	(998,514)	94,477	(15,543,297)	—	3,211,195	$(13,236,139)
Interest rate
contracts	—	(481,740)	(1,652,568)	—	(137,154)	$(2,271,462)
Total	$(998,514)	$(272,715)	$(17,195,865)	$(1,223,687)	$3,497,433	$(16,193,348)

116 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Total return swap contracts*#	—	834	—	900,794	—	151	901	—	—	—	—	—	—	—	—	—	—	902,680
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	129	289	—	—	380	—	—	—	—	—	—	—	798
OTC Credit default contracts —
protection purchased*#	—	—	—	—	74,578	209,412	119,657	—	—	193,525	47,127	—	46,365	—	—	—	—	690,664
Centrally cleared credit default contracts§	—	—	1,450	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,450
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	808,810	—	—	—	—	—	808,810
Forward currency contracts#	293,366	215,096	—	119,409	—	338,162	805,808	302,594	154,456	—	—	—	—	142,718	394,388	249,353	19,933	3,035,283
Purchased options**#	—	—	—	—	—	—	256,552	—	—	—	—	—	—	—	—	—	—	256,552
Total Assets	$293,366	$215,930	$1,450	$1,020,203	$74,578	$547,854	$1,183,207	$302,594	$154,456	$193,905	$47,127	$808,810	$46,365	$142,718	$394,388	$249,353	$19,933	$5,696,237
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	20,365	—	—	—	—	—	—	—	—	—	—	—	—	—	—	20,365
OTC Total return swap contracts*#	—	3,171	—	483,135	—	1,387	829	—	—	1,072	—	—	—	—	—	—	—	489,594
OTC Credit default contracts —
protection sold*#	17,492	—	—	—	69,704	110,719	379,448	—	—	234,225	6,216	—	72,979	—	—	—	—	890,783
OTC Credit default contracts —
protection purchased*#	—	—	—	—	396	—	—	—	—	—	—	—	—	—	—	—	—	396
Centrally cleared credit default contracts§	—	—	18,517	—	—	—	—	—	—	—	—	—	—	—	—	—	—	18,517
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	49,218	—	—	—	—	—	49,218
Forward currency contracts#	281,786	296,732	—	231,767	—	355,275	265,658	222,806	697,812	—	—	—	—	325,128	258,822	271,461	110,076	3,317,323
Written options#	—	—	—	—	—	—	115,140	—	—	—	—	—	—	—	—	—	—	115,140
Total Liabilities	$299,278	$299,903	$38,882	$714,902	$70,100	$467,381	$761,075	$222,806	$697,812	$235,297	$6,216	$49,218	$72,979	$325,128	$258,822	$271,461	$110,076	$4,901,336
Total Financial and Derivative
Net Assets	$(5,912)	$(83,973)	$(37,432)	$305,301	$4,478	$80,473	$422,132	$79,788	$(543,356)	$(41,392)	$40,911	$759,592	$(26,614)	$(182,410)	$135,566	$(22,108)	$(90,143)	$794,901
Total collateral received (pledged)†##	$112,574	$—	$—	$—	$—	$20,000	$330,901	$—	$(543,356)	$—	$—	$—	$(26,614)	$(182,410)	$—	$(22,108)	$—
Net amount	$(118,486)	$(83,973)	$(37,432)	$305,301	$4,478	$60,473	$91,231	$79,788	$—	$(41,392)	$40,911	$759,592	$—	$—	$135,566	$—	$(90,143)
Controlled collateral received (including
TBA commitments)**	$112,574	$—	$—	$—	$—	$20,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$132,574
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$330,901	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$330,901
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$(644,784)	$(86,756)	$—	$—	$(42,914)	$(231,629)	$—	$(212,489)	$—	$(1,218,572)

118 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 119

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $14,740,716 and $2,516,917, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

120 Dynamic Asset Allocation Growth Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $199,578,845 as a capital gain dividend with respect to the taxable year ended September 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 26.75% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 44.15%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $15,275,142 of distributions paid as qualifying to be taxed as interest-related dividends, and $93,291,473 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Dynamic Asset Allocation Growth Fund 121

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

122 Dynamic Asset Allocation Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund 123

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

124 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN058 313323 11/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2018	$219,658	$6,061*	$44,633	$3,963
September 30, 2017	$221,825	$ —	$41,788	$ —

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended September 30, 2018 and September 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $579,057 and $429,968 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2018	$ —	$524,401	$ —	$ —

September 30, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2018